Exhibit 4.03

PUBLIC SERVICE COMPANY

OF COLORADO

TO

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

Supplemental Indenture No. 37

Dated as of August 1, 2025

Supplemental to the Indenture

dated as of October 1, 1993

Establishing the Securities of Series No. 44

designated 5.15% First Mortgage Bonds, Series No. 44 due 2035

SUPPLEMENTAL INDENTURE NO. 37, dated as of August 1, 2025, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as successor trustee (hereinafter sometimes called the “Trustee”) to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 37. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been recorded in the office of the Clerk and Recorder of each county in the State of Colorado in which the Company owns real property that is used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing various series of Securities and appointing previous successor Trustees.

The Company desires to establish a new series of Securities to be designated “5.15% First Mortgage Bonds, Series No. 44 due 2035” such series of Securities to be hereinafter sometimes called “Series No. 44.”

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 37 to establish the Securities of Series No. 44 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 37 a valid agreement of the Company, and to make the Securities of Series No. 44 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 37 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 37, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interests in land described or referred to in Schedule C hereto, and all right, title and interest of the Company in goods, fixtures or improvements located on those lands, if any, described or referred to in Schedule D hereto, provided that the Lien hereof shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold interest; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 810(c), Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 37 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 37;

Granting Clause Fourth

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

This Instrument shall constitute a financing statement under the Colorado Uniform Commercial Code (the “UCC”) to be filed in the real estate records, and is filed as a fixture filing under the UCC covering goods which are, or are to become, fixtures on the real property described herein, in the Original Indenture and all supplements to the Original Indenture;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 44

There are hereby established the Securities of Series No. 44, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a) the title of the Securities of Series No. 44 shall be “5.15% First Mortgage Bonds, Series No. 44 due 2035”;

(b) the Securities of Series No. 44 shall initially be authenticated and delivered in the aggregate principal amount of $800,000,000. The Securities of Series No. 44 may be reopened and additional Securities of Series No. 44 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 44 will contain the same terms (including the Stated Maturity and interest payment terms) as the other Securities of Series No. 44, except for the price to the public, the issue date, and if applicable, the first interest accrual and payment dates. Any such additional Securities of Series No. 44, together with the Securities of Series No. 44 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $2,000,000,000;

(c) interest on the Securities of Series No. 44 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d) the principal of the Securities of Series No. 44 shall be payable on September 15, 2035, the Stated Maturity for Series No. 44;

(e) the Securities of Series No. 44 shall bear interest at a rate of 5.15% per annum; interest shall accrue on the Securities of Series No. 44 from August 7, 2025 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be March 15 and September 15 in each year, commencing March 15, 2026 (long first coupon), and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be March 1 and September 1 in each year, commencing March 1, 2026, respectively (whether or not a Business Day);

(f) the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 44 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust Company, National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado, as any such place or itself as the Security Registrar;

(g) prior to March 15, 2035 (six months prior to the Stated Maturity of the Securities of Series No. 44) (the “Par Call Date”), the Company may redeem the Securities of Series No. 44 at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of Series No. 44 matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities of Series No. 44 to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of Series No. 44 at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of Series No. 44 being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life— and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of Series No. 44, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).

(h) not applicable;

(i) the Securities of Series No. 44 shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j) not applicable;

(k) not applicable;

(l) not applicable;

(m) not applicable;

(n) not applicable;

(o) not applicable;

(p) not applicable;

(q) the Securities of Series No. 44 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i) such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii) such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the

Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B) the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture, and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r) not applicable;

(s) no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 44; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t) not applicable;

(u)

(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 44, to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the

Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii) Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii) Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 44 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

(v) The Securities of Series No. 44 shall be substantially in the form attached hereto as Exhibit A, and shall have such further terms as are set forth in such form.

ARTICLE TWO

Miscellaneous Provisions

This Supplemental Indenture No. 37 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 37, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 37 shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 37 to be duly executed as of the day and year first above written.

PUBLIC SERVICE COMPANY OF COLORADO

By:	/s/ Todd A. Wehner
Name: Todd A. Wehner
Title: Vice President, Treasurer

STATE OF MINNESOTA	)
) ss:
COUNTY OF SCOTT	)

The foregoing was acknowledged before me this 23rd day of July, 2025, by Todd A. Wehner, the Vice President, Treasurer of Public Service Company of Colorado, a corporation organized under the laws of Colorado, on behalf of the corporation.

Witness my hand and official seal.

My commission expires: 1/31/2026

/s/ Kristin Lynn Westlund
Name: Notary Public, State of Minnesota

[Signature Page – Supplemental Indenture (PSCo)]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, Trustee

By:	/s/ Joshua A. Hahn
Name: Joshua A. Hahn
Title: Vice President

STATE OF MINNESOTA	)
) ss:
COUNTY OF RAMSEY	)

On the 28th day of July, 2025, before me personally came Joshua A. Hahn, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of U.S. Bank Trust Company, National Association, the banking association described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said banking association.

Witness my hand and official seal.

My commission expires: 1/31/2026

/s/ Kristi M. Pardee
Name: Notary Public, State of Minnesota

[Signature Page – Supplemental Indenture (Trustee)]

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO

First Mortgage Bond, Series No. 44

Original Interest Accrual Date	August 7, 2025
Interest Rate:	5.15% per annum
Stated Maturity:	September 15, 2035
Interest Payment Dates:	March 15 and September 15
Regular Record Dates:	March 1 and September 1

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.

$

PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of       Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing March 15, 2026 (long first coupon) and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

Prior to March 15, 2035 (six months prior to the Stated Maturity of this Security) (the “Par Call Date”), the Company may redeem this Security at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming this Security matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of this Security to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem this Security at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of this Security being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

EXHIBIT A-2

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

EXHIBIT A-3

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank Trust Company, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

EXHIBIT A-4

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

EXHIBIT A-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PUBLIC SERVICE COMPANY OF COLORADO

By:
[Vice President, Treasurer]

Attest:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:_____________________________

U.S. BANK TRUST COMPANY,	OR	U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION,		NATIONAL ASSOCIATION,
as Trustee		as Trustee

By:		By:
	Authorized Officer		as Authenticating Agent
By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions

EXHIBIT A-6

if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

__________

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint            , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:____________________________

______________________________________________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT A-7

SCHEDULE A

The following table sets forth recording information relating to the recordation, in each of the specified Colorado counties, of the Indenture dated as of October 1, 1993, granted by Public Service Company of Colorado to Morgan Guaranty Trust Company of New York, Trustee (recording information for Supplemental Indentures is not shown in this table):

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE
Adams	Oct. 13, 1993	01:35 P.M.	Reception No. B1183903	Book 4170	Page 324

Alamosa	Oct. 12, 1993	03:00 P.M.	Reception No. 265666	Book 475	Page 160

Arapahoe	Oct. 13, 1993	04:07 P.M.	Reception No. 141032	Book 7186	Page 383

Archuleta	Oct. 12, 1993	02:21 P.M.	Reception No. 93006202

Baca	May 16, 2013	09:50 A.M.	Reception No. 418754

Bent	Oct. 12, 1993	11:35 A.M.	Reception No. 278521	Book 435	Page 1

Boulder	Oct. 13, 1993	03:04 P.M.	Reception No. 01347991	Film 1888

Broomfield	May 10, 2019	10:20 A.M.	Reception No. 2019004811

Chaffee	Oct. 14, 1993	11:00 A.M.	Reception No. 269673	Book 539	Page 518

Cheyenne	May 15, 2013	11:39 A.M.	Reception No. 236363

Clear Creek	Oct. 12, 1993	02:25 P.M.	Reception No. 163701	Book 505	Page 631

Conejos	Oct. 13, 1993	09:56 A.M.	Reception No. 205693	Book 354	Page 776

Costilla	Oct. 13, 1993	09:00 A.M.	Reception No. 191898	Book 291	Page 117

Crowley	Oct. 13, 1993	08:40 A.M.	Reception No. 148850	Book 244	Page 195

Custer	May 15, 2013	09:18 A.M.	Reception No. 221251

Delta	Oct. 13, 1993	09:37 A.M.	Reception No. 471619	Book 709	Page 50

Denver	Oct. 12, 1993	11:24 A.M.	Reception No. 9300139814

Dolores	Oct. 14, 1993	12:50 P.M.	Reception No. 133132	Book 260	Page 300

Douglas	Oct. 12, 1993	03:08 P.M.	Reception No. 9348340	Book 1154	Page 1

Eagle	Oct. 12, 1993	04:48 P.M.	Reception No. 518046	Book 621	Page 978

Elbert	Oct. 12, 1993	03:01 P.M.	Reception No. 313722	Book 480	Page 183

El Paso	Oct. 12, 1993	01:38 P.M.	Reception No. 002368410	Book 6282	Page 51

SCHEDULE A-1

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE
Fremont	Oct. 12, 1993	01:30 P.M.	Reception No. 608790	Book 1154	Page 31

Garfield	Oct. 12, 1993	02:20 P.M.	Reception No. 453596	Book 878	Page 193

Gilpin	Oct. 12, 1993	02:20 P.M.	Reception No. 79260	Book 551	Page 413

Grand	Oct. 12, 1993	12:45 P.M.	Reception No. 93010260

Gunnison	Oct. 12, 1993	04:30 P.M.	Reception No. 446179	Book 733	Page 1

Hinsdale	May 14, 2013	05:20 P.M.	Reception No. 100157

Huerfano	Oct. 12, 1993	11:15 A.M.	Reception No. 9244	Book 21M	Page 316

Jefferson	Oct. 13, 1993	09:30 A.M.	Reception No. 93163438

Kiowa	Oct. 12, 1993	01:00 P.M.	Reception No. 249124	Book 409	Page 40

Kit Carson	May 15, 2013	09:40 A.M.	Reception No. 201300563130

La Plata	Oct. 12, 1993	03:38 P.M.	Reception No. 655580

Lake	Oct. 12, 1993	03:00 P.M.	Reception No. 305501	Book 506	Page 635

Larimer	Oct. 13, 1993	10:23 A.M.	Reception No. 93075587

Las Animas	May 15, 2013	09:24 A.M.	Reception No. 201300720666

Lincoln	May 10, 2019	11:33 A.M.	Reception No. 351580

Logan	Oct. 12, 1993	01:10 P.M.	Reception No. 606328	Book 874	Page 484

Mesa	Oct. 12, 1993	12:06 P.M.	Reception No. 1656362	Book 2014	Page 129

Mineral	May 16, 2013	10:40 A.M.	Reception No. 68174

Moffat	Oct. 12, 1993	11:00 A.M.	Reception No. 350044

Montezuma	Oct. 13, 1993	10:10 A.M.	Reception No. 435373	Book 0679	Page 756

Montrose	Oct. 12, 1993	03:06 P.M.	Reception No. 591244	Book 862;	Page 281

Morgan	Oct. 12, 1993	12:54 P.M.	Reception No. 738426	Book 959—60	Page 857

Otero	May 15, 2013	08:02 A.M.	Reception No. 634927

Ouray	Oct. 13, 1993	11:08 A.M.	Reception No. 154688	Book 221	Page 500

Park	Oct. 14, 1993	10:00 A.M.	Reception No. 417879	Book 504	Page 365

Pitkin	Oct. 14, 1993	03:56 P.M.	Reception No. 362054	Book 726	Page 791

SCHEDULE A-2

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE
Prowers	Oct. 12, 1993	02:00 P.M.	Reception No. 462785

Pueblo	Oct. 12, 1993	11:54 A.M.	Reception No. 1021381	Book 2685	Page 768

Rio Blanco	Oct. 12, 1993	02:18 P.M.	Reception No. 249980	Book 506	Page 838

Rio Grande	Oct. 13, 1993	11:46 A.M.	Reception No. 337091	Book 450	Page 43

Routt	Oct. 12, 1993	11:12 A.M.	Reception No. 428347	Book 689	Page 2575

Saguache	Oct. 13, 1993	11:05 A.M.	Reception No. 304092	Book 486	Page 625

San Juan	Oct. 13, 1993	10:27 A.M.	Reception No. 136438	Book 240	Page 702

San Miguel	Oct. 12, 1993	04:05 P.M.	Reception No. 287896	Book 518	Page 813

Sedgewick	Oct. 12, 1993	02:15 P.M.	Reception No. 179877	Book 203	Page 55

Summit	Oct. 12, 1993	01:40 P.M.	Reception No. 453148

Teller	Oct. 13, 1993	08:00 A.M.	Reception No. 412373	Book 698	Page 104

Washington	Oct. 12, 1993	11:20 A.M.	Reception No. 802111	Book 925	Page 955

Weld	Oct. 13, 1993	09:54 A.M.	Reception No. 2354434	Book 1406	Page 1

Yuma	May 20, 2013	11:59 A.M.	Reception No. 00557180

SCHEDULE A-3

SCHEDULE B

SUPPLEMENTAL INDENTURES

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
November 1, 1993	Series No. 1	$134,500,000	None
January 1, 1994	Series No. 2 due 2001	$102,667,000	None
	and
	Series No. 2 due 2024	$110,000,000	None
September 2, 1994	None	None	None
(Appointment of Successor Trustee)
May 1, 1996	Series No. 3	$125,000,000	None
November 1, 1996	Series No. 4	$250,000,000	None
February 1, 1997	Series No. 5	$150,000,000	None
April 1, 1998	Series No. 6	$250,000,000	None
August 15, 2002	Series No. 7	$48,750,000	None
September 1, 2002	Series No. 8	$600,000,000	None
September 15, 2002	Series No. 9	$530,000,000	None
April 1, 2003	Series No. 10	$600,000,000	None
March 1, 2003	Series No. 11	$250,000,000	None
September 15, 2003	Series No. 12	$250,000,000	None
May 1, 2003	Series No. 13	$350,000,000	None
September 1, 2003	Series No. 14	$300,000,000	None
September 1, 2003	Series No. 15	$275,000,000	None
August 1, 2005	Series No. 16	$129,500,000	None
August 1, 2007	Series No. 17 due 2037	$350,000,000	$350,000,000
August 1, 2008	Series No. 18 due 2018	$300,000,000	None
	and
	Series No. 19 due 2038	$300,000,000	$300,000,000
May 1, 2009	Series No. 20 due 2019	$400,000,000	None
November 1, 2010	Series No. 21 due 2020	$400,000,000	None
August 1, 2011	Series No. 22 due 2041	$250,000,000	$250,000,000
September 1, 2012	Series No. 23 due 2022	$300,000,000	None
	and
	Series No. 24 due 2042	$500,000,000	$500,000,000
March 1, 2013	Series No. 25 due 2023	$250,000,000	None
	and
	Series No. 26 due 2043	$250,000,000	$250,000,000
March 1, 2014	Series No. 27 due 2044	$300,000,000	$300,000,000
May 1, 2015	Series No. 28 due 2025	None	None
June 1, 2016	Series No. 29 due 2046	$250,000,000	$250,000,000
June 1, 2017	Series No. 30 due 2047	$400,000,000	$400,000,000
June 1, 2018	Series No. 31 due 2028	$350,000,000	$350,000,000
	and
	Series No. 32 due 2048	$350,000,000	$350,000,000
March 1, 2019	Series No. 33 due 2049	$400,000,000	$400,000,000

SCHEDULE B-1

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
August 1, 2019	Series No. 34 due 2050	$550,000,000	$550,000,000
May 1, 2020	Series No. 35 due 2051	$375,000,000	$375,000,000
	and Series No. 36 due 2031	$375,000,000	$375,000,000
February 1, 2021	Series No. 37 due 2031	$750,000,000	$750,000,000
May 1, 2022	Series No. 38 due 2032	$300,000,000	$300,000,000
	and Series No. 39 due 2052	$400,000,000	$400,000,000
March 1, 2023	Series No. 40 due 2053	$850,000,000	$850,000,000
April 1, 2024	Series No. 41 due 2034	$850,000,000	$850,000,000
	and Series No. 42 due 2054	$750,000,000	$750,000,000
March 1, 2025	Series No. 43 due 2055	$600,000,000	$600,000,000

SCHEDULE B-2

SCHEDULE C

DESCRIPTION OF PROPERTY

The following properties are in the State of Colorado and the counties thereof:

1.	LOWRY ENVIRONMENTAL PROTECTION/CLEANUP TRUST FUND

A PARCEL OF LAND LOCATED IN THE NORTHEAST QUARTER OF SECTION 7, TOWNSHIP 5 SOUTH, RANGE 65 WEST OF THE 6TH P.M., COUNTY OF ARAPAHOE, STATE OF COLORADO, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BASIS OF BEARING OF THIS DESCRIPTION IS BASED ON UTM ZONE 13 COORDINATES AND BEARS N 00°34’57” E A DISTANCE OF 1,308.38 FEET ALONG THE WEST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 7, FROM A FOUND 2-1/2 INCH ALUMINUM CAP STAMPED “PLS 16154” FOR THE CENTER QUARTER CORNER OF SAID SECTION 7 TO A FOUND 1 INCH IRON ROD FOR THE NORTH QUARTER CORNER OF SAID SECTION 7;

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 7, THENCE ALONG THE EAST LINE OF SAID NORTHEAST QUARTER OF SECTION 7, S 00°36’17” E A DISTANCE OF 40.00 FEET TO THE POINT OF BEGINNING OF SAID PARCEL OF LAND;

THENCE CONTINUING ALONG SAID EAST LINE OF THE NORTHEAST QUARTER, S 00°36’17” E A DISTANCE OF 1,822.54 FEET TO A POINT;

THENCE DEPARTING SAID EAST LINE OF THE NORTHEAST QUARTER, ALONG THE EAST RIGHT-OF-WAY LINE OF SOUTH HARVEST ROAD THE FOLLOWING THREE (3) COURSES AND DISTANCES:

1. ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 1,507.34 FEET, AN ARC LENGTH OF 315.90 FEET, A CHORD BEARING OF N 22°25’07” W, A CHORD DISTANCE OF 315.32 FEET TO A POINT;

2. ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 1,433.86 FEET, AN ARC LENGTH OF 721.49 FEET, A CHORD BEARING OF N 14°00’31” W, A CHORD DISTANCE OF 713.90 FEET TO A POINT;

3. N 00°24’23” E A DISTANCE OF 839.96 FEET TO A POINT ON THE SOUTHERLY ROAD RIGHT-OF-WAY LINE OF EAST QUINCY ROAD;

THENCE ALONG SAID SOUTHERLY ROAD RIGHT-OF-WAY LINE, S 89°38’15” E A DISTANCE OF 267.88 FEET TO THE POINT OF BEGINNING;

COUNTY OF ARAPAHOE, STATE OF COLORADO.

2.	COLORADO SERUM COMPANY

A PARCEL OF LAND LOCATED IN THE SOUTHWEST QUARTER OF SECTION 13, TOWNSHIP 3 SOUTH, RANGE 68 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF DENVER, STATE OF COLORADO, ALSO BEING A PORTION OF LANDS DESCRIBED AT RECEPTION NO. 038204 AND A PORTION OF VACATED COLUMBINE STREET PER ORDINANCE 224-1963, FILED IN THE

SCHEDULE C-1

DENVER COUNTY CLERK AND RECORDER’S OFFICE, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BASIS OF BEARING OF THIS DESCRIPTION IS ALONG THE SOUTH LINE OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 13 AND ASSUMED TO BEAR S89°50’28”W A DISTANCE OF 1,327.01 FEET FROM A 3.25” ALUMINUM CAP STAMPED L.S. NO. 36068 FOUND AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 13 TO A 1.25” AXLE FOUND AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 13;

BEGINNING AT A POINT ON THE WEST LINE OF THE EAST HALF OF SAID VACATED COLUMBINE STREET, SAID POINT BEARS N84º40’41”E A DISTANCE OF 666.75 FEET FROM SAID SOUTHWEST CORNER;

THENCE N00º10’39”W ALONG SAID WEST LINE A DISTANCE OF 131.00 FEET TO A POINT ON THE NORTH LINE OF SAID VACATED COLUMBINE STREET; THENCE N89º50’27”E ALONG SAID NORTH LINE A DISTANCE OF 30.00 FEET; THENCE ALONG THE EASTERLY RIGHT-OF-WAY OF COLUMBINE STREET AND THE SOUTHERLY RIGHT-OF-WAY OF EAST 51 ST AVENUE THE FOLLOWIING TWO (2) COURSES:

1.) THENCE N00º10’39”W A DISTANCE OF 440.97 FEET;

2.) THENCE N89º50’21”E A DISTANCE OF 629.92 FEET TO THE EASTERLY LINE OF SAID LANDS; THENCE S00º09’39”E ALONG SAID EASTERLY LINE A DISTANCE OF 129.08 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY OF THE UNION PACIFIC RAILROAD; THENCE S30º45’00”W ALONG SAID NORTHWESTERLY RIGHT-OF-WAY A DISTANCE OF 516.23 FEET; THENCE S89º50’28”W A DISTANCE OF 394.57 FEET TO THE POINT OF BEGINNING.

WHENCE SAID SOUTHEAST CORNER BEARS S84º59’15”E A DISTANCE OF 665.68 FEET.

COUNTY OF DENVER, STATE OF COLORADO.

3.	CHEYENNE RIDGE II O&M TRACT

THE FOLLOWING REAL PROPERTY LOCATED IN THE COUNTY OF CHEYENNE, STATE OF COLORADO:

A PARCEL OF LAND BEING A PORTION OF THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 12 SOUTH, RANGE 46 WEST OF THE 6TH PRINCIPAL MERIDIAN, CHEYENNE COUNTY, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 17;

THENCE ALONG THE WESTERLY LINE OF SAID SECTION 17, NORTH 03°23’11” WEST A DISTANCE OF 30.00 FEET TO THE NORTHERLY RIGHT-OF-WAY OF COUNTY ROAD “DD”, SAID NORTHERLY RIGHT-OF-WAY LYING PARALLEL WITH AND THIRTY FEET NORTHERLY OF THE SOUTHERLY LINE OF SAID SOUTHWEST QUARTER OF SAID SECTION 17 AND THE POINT OF BEGINNING;

SCHEDULE C-2

THENCE CONTINUING ALONG SAID WESTERLY LINE, NORTH 03°23’11” WEST A DISTANCE OF 570.00 FEET TO A LINE LYING PARALLEL WITH AND SIX HUNDRED FEET NORTHERLY OF THE SOUTHERLY LINE OF SAID SOUTHWEST QUARTER OF SAID SECTION 17;

THENCE ALONG SAID PARALLEL LINE, NORTH 87°21’06” EAST A DISTANCE OF 550.00 FEET TO A LINE LYING PARALLEL WITH AND FIVE HUNDRED FIFTY FEET WESTERLY OF THE WESTERLY LINE OF SAID SECTION 17;

THENCE ALONG SAID PARALLEL LINE, SOUTH 03°23’11” EAST A DISTANCE OF 570.00 FEET TO SAID NORTHERLY RIGHT-OF-WAY;

THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY, SOUTH 87°21’06” WEST A DISTANCE OF 550.00 FEET TO THE POINT OF BEGINNING;

THE ABOVE DESCRIBED TRACT CONTAINS 313,473 SQUARE FEET OR 7.196 ACRES, MORE OR LESS.

BASIS OF BEARINGS: ASSUMING THE WESTLY LINE OF SECTION 17, AS BEARING NORTH 03°23’11” WEST.

4.	CHEYENNE RIDGE II SUBSTATION TRACT

THE FOLLOWING REAL PROPERTY LOCATED IN THE COUNTY OF CHEYENNE, STATE OF COLORADO:

A PARCEL OF LAND BEING A PORTION OF THE SOUTHWEST QUARTER OF SECTION 18, TOWNSHIP 12 SOUTH, RANGE 46 WEST OF THE 6TH PRINCIPAL MERIDIAN, CHEYENNE COUNTY, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 18;

THENCE ALONG THE EASTERLY LINE OF SAID SECTION 18, NORTH 03°23’11” WEST A DISTANCE OF 30.00 FEET TO THE NORTHERLY RIGHT-OF-WAY OF COUNTY ROAD “DD”, SAID NORTHERLY RIGHT-OF-WAY LYING PARALLEL WITH AND THIRTY FEET NORTHERLY OF THE SOUTHERLY LINE OF SAID SOUTHEAST QUARTER OF SAID SECTION 18, SAID POINT BEING THE POINT OF BEGINNING;

THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY, SOUTH 84°04’53” WEST A DISTANCE OF 584.88 FEET;

THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY, NORTH 05°55’07” WEST A DISTANCE OF 455.00 FEET TO A LINE PARALLEL WITH AND FOUR HUNDRED EIGHTY FIVE FEET NORTHERLY OF THE SOUTHERLY LINE OF SAID SOUTHEAST QUARTER OF SAID SECTION 18;

THENCE ALONG SAID PARALLEL LINE, NORTH 84°04’53” EAST A DISTANCE OF 605.00 FEET TO SAID EASTERLY LINE OF SAID SECTION 18;

SCHEDULE C-3

THENCE ALONG SAID EASTERLY LINE, SOUTH 03°23’11” EAST A DISTANCE OF 455.44 FEET TO THE POINT OF BEGINNING;

THE ABOVE DESCRIBED TRACT CONTAINS 270,697 SQUARE FEET OR 6.214 ACRES, MORE OR LESS.

BASIS OF BEARINGS: ASSUMING THE EASTERLY LINE OF SECTION 18, AS BEARING NORTH 03°23’11” WEST.

5.	ARROYO SUBSTATION

Lot 1, Arroyo Solar Substation Subdivision, according to the recorded plat thereof filed for record on February 19, 2025 at Reception No. 2365654 in the records of the Pueblo County Clerk and Recorder

Also described as:

A parcel of land within the southwest quarter of Section 4, Township 22 South, Range 64 West of the 6th Principal Meridian, County of Pueblo, State of Colorado and being more particularly described as follows:

Commence at the southwest corner of said southwest quarter of Section 4, thence along the West line of said southwest quarter; thence, North 00° 35’ 58” West for 824.09 feet; thence leaving said West line, North 89° 54’ 36” East for 152.26 feet to the POINT OF BEGINNING; thence, North 00° 05’ 24” West for 578.00 feet; thence, North 89° 54’ 36” East for 600.00 feet; thence, South 00° 05’ 24” East for 578.00 feet; thence South 89° 54’ 36” West for 600.00 feet to the POINT OF BEGINNING. Said parcel of land contains 346,800 square feet, which equates to 7.961 acres, more or less.

The basis of bearings are grid and based within the Colorado State Plane Coordinate System of 1983, South Zone. Creating a bearing along the West line of the southwest quarter of Section 4 of, North 00°35’58” West for 2,618.08 feet between a found 3.25” aluminum cap stamped Merrick & CO 2011 PLS 33200 T22S R64W S5|S4-S8|S9 on the south end and a found original corner stone on the north end.

SCHEDULE C-4

SCHEDULE D

This Schedule D covers all right, title and interest, if any, of Public Service Company of Colorado in goods, fixtures or improvements located on the lands described below in this Schedule D but does not include and is not intended to encumber any fee or leasehold interest in the described lands themselves.

SINGING GRASS WIND PROJECT:

1.	Lessor: Peggy Sands Weston

Lease 1:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Peggy Sands Weston, f/k/a Peggy J. Sands, a married person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated September 19, 2017, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated September 19, 2017 and recorded December 5, 2017 at Reception No. 00575113 (covers premises and more), in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

PIN: 00809051048009

The Southwest Quarter (SW4) and the South Half of the Northwest Quarter (S2NW4) of Section Five (5), Township Ten (10) South, Range Forty-eight (48), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

PIN: 00569280948009

The North Half of the Southwest Quarter (N2SW4) of Section Twenty-eight (28), Township Nine (9) South, Range Forty-eight (48), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

2.	Lessor: Patrick J. Einspahr and Morgan A. Einspahr, as joint tenants

Lease 3:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Patrick J. Einspahr and Morgan A. Einspahr, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated October 5, 2017, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated October 5, 2017 and recorded December 5, 2017 at Reception No. 00575115, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

All that real property located in Kit Carson County, State of Colorado, in Township 10 South, Range 49 West of the 6th P.M., more fully described as follows:

Parcel 1:

Section 2: SE1⁄4, S1⁄2SW1⁄4 and NW1⁄4SW1⁄4

Parcel 2:

Section 3: SE1⁄4SE1⁄4

SCHEDULE D-1

Parcel 3:

Section 10: E1⁄2NE1⁄4

Parcel 4:

Section 11: E1⁄2 and NW1⁄4

3.	Lessor: Rick L. Dykstra aka Ricky L. Dykstra

Lease 4:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Ricky L. Dykstra, a single person, as Lessor, and Singing Grass Wind, LLC, a Delaware limited liability company, as Lessee, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated October 13, 2017 and recorded December 5, 2017 at Reception No. 00575116 (covers premises and more), in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The North One-Half (1/2) of Section Twenty-Six (26), Township Nine (9) South, Range Forty-Nine (49) West of the Sixth Principal Meridian, Kit Carson County, State of Colorado.

Parcel 2:

The Southeast Quarter (SE 1/4) of Section Twenty-Six (26), Township Nine (9) South, Range Forty-Nine (49) West of the Sixth Principal Meridian, Kit Carson County, State of Colorado.

4.	Lessor: Kerry S. Sayles Trust dated January 24, 2001

Lease 5:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Kerry S. Sayles and Curtis E. Sayles, Trustees of the Kerry S. Sayles Trust dated January 24, 2001, and Singing Grass Wind, LLC, a Delaware limited liability company, dated October 5, 2017, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated October 5, 2017 and recorded December 5, 2017 at Reception No. 00575118, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The South Half (S1/2), the North Half of the Northwest Quarter (N1/2N/W1/4), and the Southwest Quarter of the Northwest Quarter (SW1/4N/W1/4) of Section Thirty-Three (33), Township Nine (9) South, Range Forty-Nine (49) West of the 6th Principal Meridian, Kit Carson County, Colorado.

5.	Lessor: Curtis E. Sayles Trust dated January 24, 2001

Lease :

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Curtis E. Sayles and Kerry S. Sayles, Trustees of the Curtis E. Sayles Trust dated January 24, 2001, and Singing Grass Wind, LLC, a Delaware limited liability company, dated October 5, 2017, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated October 5, 2017 and recorded December 5, 2017 at Reception No. 00575119; as partially terminated by that certain Partial Termination of Wind Energy Lease and Solar Option by Singing Grass Wind, LLC, a Delaware limited liability company, dated October 12, 2022 and recorded December 2, 2022 at Reception No. 00587714, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The West Half (W1/2), the North Half of the Northeast Quarter (N1/2 NE1/4), the North Half of the South

SCHEDULE D-2

Half of the Northeast Quarter (N1/2S1/2NE1/4) of Section Four (4), Township Ten (10) South, Range Forty-Nine (49) West of the 6th P.M., Kit Carson County, Colorado.

Parcel 2:

The East Half of the Northeast Quarter (E1/2NE1/4) of Section Five (5), Township Ten (10) South, Range Forty-Nine (49) West of the 6th P.M., Kit Carson County, Colorado.

Parcel 3:

The Northwest Quarter (NW1/4) of Section Nine (9), Township Ten (10) South, Range Forty-Nine (49) West of the 6th P.M., Kit Carson County, Colorado.

Parcel 4:

All of Section Thirty-Two (32), Township Nine (9) South, Range Forty-Nine (49) West of the 6th P.M., Kit Carson County, Colorado.

6.	Lessor: Curtis E. Sayles and Kerry S. Sayles, as joint tenants

Lease 7:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Curtis E. Sayles and Kerry S. Sayles, aka Kerry Sayles, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated October 5, 2017, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated October 5, 2017 and recorded December 5, 2017 at Reception No. 00575120; as partially terminated by that certain Partial Termination of Wind Energy Lease and Solar Option by Singing Grass Wind, LLC, a Delaware limited liability company, dated December 18, 2017 and recorded January 25, 2018 at Reception No. 00575483 in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The East Half (E1/2) of Section Eight (8), Township Ten (10) South, Range Forty-Nine (49) West of the 6th P.M., Kit Carson County, Colorado.

Parcel 2:

The Northeast Quarter (NE 1/4) of Section Thirty-One (31), Township Nine (9) South, Range Forty-Nine (49) West of the 6th P.M., Kit Carson County, Colorado.

7.	Lessor: Hughes Homestead LLC, a Colorado limited liability company

Lease 8:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Clifford Hughes and Bonny Hughes, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated October 13, 2017, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated October 13, 2017 and recorded December 5, 2017 at Reception No. 00575121 (covers premises and more), in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The North Half (N 1/2), the Southwest Quarter (SW 1/4), the Southwest Quarter of the Southeast Quarter (SW 1/4 SE 1/4) and the North Half of the Southeast Quarter (N 1/2 SE 1/4) of Section Three (3), in Township Ten (10) South, Range Forty-Nine (49) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado

SCHEDULE D-3

Parcel 2:

All of Section Thirty-Four (34), in Township Nine (9), South, Range Forty-Nine (49) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 3:

The Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section Two (2), in Township Ten (10) South, Range Forty-Nine (49) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

8.	Lessor: Rhonda R. Shutte

Lease 9:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Rhonda R. Shutte and Singing Grass Wind, LLC, a Delaware limited liability company, dated December 4, 2017, as evidenced by a Memorandum of Wind Energy Lease and Solar Option, dated December 4, 2017 and recorded January 25, 2018 at Reception No. 00575484 (covers premises and more), in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The East Half of the Northeast Quarter (E1/2 NE1/4) of Section Thirty-Two (32), Township Nine (9) South, Range Forty-Eight (48), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

The Southwest Quarter (SW1/4) of Section Twenty-Nine (29), Township Nine (9) South, Range Forty- Eight (48), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 3:

The Southeast Quarter (SE1/4) of Section Twenty-Nine (29), Township Nine (9) South, Range Forty-Eight (48), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 4:

A parcel of property located in the West Half (W2) of Section Thirty-four (34), Township Nine (9) South, Range Forty-eight (48), West of the Sixth Principal Meridian, more particularly described as follows: Commencing at the Northwest corner of said Section 34 and considering the North line of said Section to bear S89°33’15“E with all bearings contained herein relative thereto; thence S00°26’26“W along the West line a distance of 2678.34 feet to the point of beginning; thence continuing S00°26’26“W along said West line a distance of 2189.80 feet; thence S89°09’57“E a distance of 1140.18 feet; thence N00°50’39“E a distance of 2243.17 feet; thence S88°11’14“W a distance of 1156.84 feet to a point on the West line of said Section 34 and the point of beginning, County of Kit Carson, State of Colorado.

9.

Lessor: Charles L. and Leslie Clapper Family, LLLP, a Colorado limited liability limited partnership (As to Parcels 1, 3 & 4, 6-17); 13850 CR31, LLC, a Colorado limited liability company (As to Parcel 2 & 18); And Charles L. Clapper and Leslie J. Clapper, as joint tenants (As to Parcel 5)

Lease 10:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between Charles L. and Leslie Clapper Family LLLP, a Colorado limited liability limited partnership, and Singing Grass Wind, LLC, a Delaware limited liability company, dated December 4, 2017, as evidenced by a Memorandum of Wind Energy Lease and Solar Option, dated December 4, 2017 and recorded January 25,

SCHEDULE D-4

2018 at Reception No. 00575485 (covers premises and more), Kit Carson County Records; as assigned by Partition, Partial Assignment and Assumption Agreement by and between Singing Grass Wind, LLC, a Delaware limited liability company to Bobcat Project, LLC, a Delaware limited liability company dated July 1, 2022 and recorded July 6, 2022 at Reception No. 00586683; as assigned by Partition, Partial Assignment and Assumption Agreement by and between Bobcat Project, LLC, a Delaware limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company dated October 10, 2022 and recorded October 12, 2022 at Reception No. 00587375; as affected by Joinder and Ratification of Wind Energy Lease and Memorandum of Lease by and between Charles L. Clapper and Leslie J. Clapper, a/k/a Leslie Clapper, husband and wife, dated January 29, 2025 and recorded February 10, 2025 at Reception No. 00592582, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Northeast Quarter (NE1/4) of Section Twenty-Four (24), Township Ten (10) South, Range Forty-Eight (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

The Northwest Quarter (NW1/4) of Section 30, Township 9 South, Range 46 West of the Sixth Principal Meridian, Kit Carson County, Colorado;

LESS AND EXCEPT a tract of land situate in the Northwest Quarter (NW1/4) of Section Thirty (30), Township Nine (9) South, Range Forty-six (46) West of the Sixth Principal Meridian, Kit Carson County, Colorado and being more particularly described as follows: Commencing at a point on the westerly line of said Northwest Quarter, whence the Northwest corner of said Section 30 bears N 00°00’00” E a distance of 306.39 feet; Thence N 90°00’00” E a distance of 891.58 feet; Thence S 00°00’00” W a distance of 732.86 feet; Thence S 90°00’00” W a distance of 891.58 feet to a point on the westerly line of said Northwest Quarter; Thence N 00°00’00” E along said westerly line a distance of 732.86 feet to the point of beginning, described parcel containing 15.0 acres, more or less.

Parcel 3:

The Northwest Quarter (NW1/4) of Section Thirty-one (31), Township Nine (9) South, Range Forty-six (46) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 4:

The West Half of the Northeast Quarter (W1/2NE1/4) and the Southeast Quarter of the Northeast Quarter (SE1/4NE1/4) of Section 35, Township 9 South, Range 47 West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 5:

The Northeast Quarter of the Northeast Quarter (NE1/4NE1/4) of Section 35, Township 9 South, Range 47 West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 6:

The East Half (E 1/2) of Section Thirty-Three (33), Township Nine (9) South, Range Forty-Eight (48) West of the 6th P.M., Kit Carson County, Colorado.

Parcel 7:

The West Half (W 1/2) of Section Fifteen (15), Township Nine (9) South, Range Forty-Eight (48) West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 8:

SCHEDULE D-5

The North Half (N1/2) and the Southwest Quarter (SW1/4) of Section Ten (10), Township Nine (9) South, Range Forty-Eight (48) West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 9:

The Southwest Quarter (SW1/4) of Section Fifteen (15), Township Nine (9) South, Range Forty-Seven (47) West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 10:

All of Section Twenty-Seven (27), Township Nine (9) South, Range Forty-Seven (47) West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 11:

The Southwest Quarter (SW1⁄4) of Section Thirty (30), Township Nine (9) South, Range Forty-six (46) West of the Sixth Meridian, Kit Carson County, Colorado.

Parcel 12:

The Southwest Quarter (SW1⁄4) of Section Twenty-three (23), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 13:

The West Half (W1⁄2) and Southeast Quarter (SE1⁄4) of Section Twenty-six (26), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 14:

The Northwest Quarter (NW1⁄4) of Section Twenty-four (24), Township Ten (10) South, Range Forty-eight (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 15:

The East Half (E1⁄2) of Section Thirty-six (36), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 16:

The South Half (S1⁄2) of Section 22, Township 9 South, Range 47 West of the 6th P.M., Kit Carson County, Colorado.

Parcel 17:

The Southeast Quarter (SE1⁄4) of Section Fifteen (15), Township Nine (9) South, Range Forty-seven (47) West of the 6th P.M., Kit Carson County, Colorado.

Parcel 18:

A 15.00 acre tract of land, more or less, being situated in Township Nine (9) South, Range Forty-Six (46), West of the 6th Principal Meridian, Kit Carson County, Colorado. Section Thirty (30): Northwest Quarter (NW1/4) and being more particularly described as follows:

Commencing at a point on the Westerly line of said Northwest Quarter, Thence the Northwest corner of said Section 30 bears North 00°00’00” East a distance of 306.39 feet; Thence North 90°00’00” East a distance of 891.58 feet; Thence South 00°00’00” West a distance of 732.86 feet; Thence South 90°00’00” West a distance of 891.58 feet to a point on the Westerly line of said Northwest Quarter; Thence North 00°00’00” East along said Westerly line a distance of 732.86 feet to the Point of Beginning.

SCHEDULE D-6

10.	Lessor: Kelly Clapper

Lease 11:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Kelly Clapper, a single person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated December 4, 2017, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated December 4, 2017, recorded January 25, 2018 at Reception No. 00575486, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

All of Section Seven (7), Township Ten (10) South, Range Forty-Seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado; also described as the North Half (N1/2) and Lots 3 and 4, and the East Half of the Southwest Quarter (E1/2SW1/4) and the Southeast Quarter (SE1/4) of Section Seven (7), Township Ten (10) South, Range Forty-Seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

11.	Lessor: Jerry D. Clapper

Lease 12:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Jerry D. Clapper, a married person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated December 4, 2017, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated December 4, 2017 and recorded January 25, 2018 at Reception No. 00575487, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

All of Section Twenty-one (21), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

12.	Lessor: Richard J. Grasser and Barbara l. Grasser, husband and wife

Lease 13:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Richard J. Grasser, aka Richard Grasser and Barbara L. Grasser, aka Barbara Grasser, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated January 23, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated January 23, 2018 and recorded February 21, 2018 at Reception No. 00575660, in the Official Public Records, Kit Carson County, State of Colorado; as amended by Amendment to Wind Energy Lease and Solar Option dated August 24, 2018 and recorded December 17, 2018 at Reception No. 00577576; as further amended by Amendment to Wind Energy Lease and Solar Option dated February 4, 2019 and recorded April 26, 2019 at Reception No. 00578353, in the Official Public Records, Kit Carson County, State of Colorado; as further amended by Fourth Amendment to Wind Energy Lease and Solar Option dated December 19, 2024 and recorded January 28, 2025 at Reception No. 00592512 in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

SW 1/4 of Section 2, Township 10 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 2:

All of Section 3, Township 10 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

SCHEDULE D-7

Parcel 3:

All of Section 11, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 4:

The South 1/2 of Section 20, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 5:

All of Section 21, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 6:

All of Section 23, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 7:

The North 1/2 and the SE 1/4 of Section 24, Township 9 South, Range 49 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 8:

All of Section 26, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 9:

The North 1/2 and the SE 1/4 of Section 28, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 10:

The North 1/2 of Section 29, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 11:

A parcel of property located in Section Thirty-four (34), Township Nine (9) South, Range Forty-eight (48), West of the Sixth Principal Meridian, more particularly described as follows: Commencing at the Northwest corner of said Section 34 and considering the North line of said Section to bear South 89°33’15” East with all bearings contained herein relative thereto; thence South 89°33’15” East along said North line a distance of 2221.97 feet to the point of beginning; thence continuing South 89°33’15” East a distance of 424.39 feet to the North 1/4 corner of said Section 34; thence continuing South 89°33’15” East along said North line a distance of 2646.36 feet to the Northeast corner of said Section 34; thence South 00°20’44” West along the East line of said Section 34 a distance of 2640.02 feet to the East 1/4 corner of said Section; thence continuing South 00°20’44” West along said East line a distance of 2640.02 feet to the Southeast corner of said Section 34; thence North 89°41’09” West along the South line of said Section 34 a distance of 2650.74 feet to the South 1/4 corner of said Section; thence continuing North 89°41’09” West along said South line a distance of 2650.74 feet to the Southwest corner of said Section 34; thence North 00°26’26” East along the West line of said Section 34 a distance of 424.09 feet; thence South 89°09’57” East a distance of 1140.18 feet; thence North 00°50’39” East a distance of 2243.17 feet; thence North 89°42’49” East a distance of 1018.83 feet; thence North 04°45’44” East a distance of 1580.01 feet; thence North 03°29’31” West a distance of 1046.67 feet to a point on the North line of said Section 34 and the point of beginning, County of Kit Carson, State of Colorado.

SCHEDULE D-8

Parcel 12:

The North 1/2 and the SE 1/4 of Section 35, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

13.	Lessor: Don M. Gurley and Becky L. Gurley, as tenants in common

Lease 14:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Don M. Gurley and Becky L. Gurley, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated January 23, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated January 23, 2018 and recorded April 23, 2018 at Reception No. 00576048, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The East Half (E1⁄2) of Section Twelve (12), Township Nine (9) South, Range Forty-eight (48), West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 2:

The South Half (S1⁄2) and the West Half of the Northwest Quarter (W1⁄2NW1⁄4) of Section Eight (8), Township Nine (9) South, Range Forty-seven (47), West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 3:

The Northeast Quarter (NE1⁄4) of Section Twenty-four (24), Township Nine (9) South, Range Forty-eight (48), West of the 6th P.M.

14.	Lessor: Alvin J. Gurley and Iola J. Gurley, husband and wife

Lease 15:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Alvin J. Gurley and Iola J. Gurley, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated January 25, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated January 25, 2018 and recorded April 23, 2018 at Reception No. 00576049, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The West One Half (W1/2) of Section 12, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 2:

The Northeast Quarter (NE1/4) of Section 13, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 3:

The Southeast Quarter (SE1/4) of Section 13, Township 9 South, Range 48 West of the 6th P.M., County of Kit Carson, State of Colorado.

LESS AND EXCEPT

A tract of land situated in the Southeast 1⁄4 of Section 13, Township 9 South, Range 48 West of the 6th

SCHEDULE D-9

Principal Meridian, Kit Carson County, Colorado, more particularly described as follows: Commencing at the Southeast corner of said Section 13 and considering the South line of said Section 13 to bear North 90°00’00” West; Thence North 90°00’00” West along the South line of said Section 13, a distance of 743.58 feet to the point of beginning; Thence continuing North 90°00’00” West along the South line of said Section 13, a distance of 296.24 feet; Thence North 00°00’00” East, a distance of 588.17 feet; Thence South 90°00’00” East, a distance of 296.24 feet; Thence South 00°00’00” West, a distance of 588.17 feet to the point of beginning, said tract containing 4.00 acres, more or less, as shown in that plat recorded June 22, 2016 at Document No. 571649 and in Plat Book 10 at Page 71 of the Kit Carson County, Colorado records.

15.	Lessor: David D. Marx and Ginger L. Marx

Lease 16:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between David D. Marx and Ginger L. Marx, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 1, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 1, 2018 and recorded February 21, 2018 at Reception No. 00575661, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Southwest Quarter (SW 1/4) of Section Twenty-four (24), Township Nine (9) South, Range Forty-nine (49) West, of the 6th Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 2:

All of Section Twenty-five (25), Township Nine (9) South, Range Forty-nine (49) West, of the 6th Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 3:

All of Section One (1), Township Ten (10) South, Range Forty-nine (49) West, of the 6th Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 4:

The Northeast Quarter (NE1/4) of Section Twelve (12), Township Ten (10) South, Range Forty-nine (49) West, of the 6th Principal Meridian, County of Kit Carson, State of Colorado.

16.	Lessor: Richard N. May and Elsie M. May as Trustees of the Richard N. May Trust No. 1, dated June 1, 1995 and the Elsie M. May Trust No. 1 dated June 1, 1995

Lease 17:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Richard N. May and Elsie N. May, Trustees of the Richard N. May Trust No. 1, dated June 1, 1995 and the Elsie M. May Trust No. 1, dated June 1, 1995, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 7, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 7, 2018 and recorded April 23, 2018 at Reception No. 00576050, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

All of Section Thirty-Three (33), Township Nine (9) South, Range Forty-Seven (47) West of the 6th P.M., in Kit Carson County, Colorado.

Parcel 2:

SCHEDULE D-10

The Southeast Quarter of (SE 1/4) of Section Thirty-Five (35), Township Nine (9) South, Range Forty-Seven (47) West of the 6th P.M., in Kit Carson County, Colorado.

17.	Lessor: Russell G. Malone and Dareline A. Malone, as to Parcels 2 and 3, and Dareline A. Malone, as to Parcel 4

Lease 18:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Russell G. Malone and Dareline A. Malone, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 10, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 10, 2018, recorded April 23, 2018 at Reception No. 00576051, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 2:

The South Half of Section Thirty-two (32), Township Nine (9) South, Range Forty-eight (48) West of the 6th P.M., Kit Carson, State of Colorado.

Parcel 3:

The West Half of Section Thirty-three (33), Township Nine (9) South, Range Forty-eight (48) West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 4:

A parcel of property located in the West Half of Section 34, Township 9 South, Range 48 West of the 6th P.M., more particularly described as follows: Beginning at the Northwest corner of said Section 34 and considering the North line of said Section to bear S89°33’15“E with all bearings contained herein relative thereto; thence S89°33’15“E along said North line a distance of 2221.97 feet; thence S03°29’31“E a distance of 1046.67 feet; thence S04°45’44“W a distance of 1580.01 feet; thence S89°42’49“W a distance of 1018.83 feet; thence S88°11’14“W a distance of 1156.84 feet to a point on the West line of said Section 34; thence N00°26’26“E a long said West line a distance of 2678.34 feet to the point of beginning, County of Kit Carson, State of Colorado.

18.	Lessor: C M Farms, LLC, a Colorado limited liability company

Lease 20:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between CM Farms, LLC, a Colorado limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 14, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 14, 2018 and recorded April 23, 2018 at Reception No. 00576053; as ratified by Ratification of Wind Energy Lease and Memorandum of Lease by C M Farms, LLC, a Colorado limited liability company, dated June 7, 2024 and recorded August 22, 2024 at Reception No. 00591582 in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

Southeast Quarter (SE 1⁄4) and the South Half of the Northeast Quarter (S 1⁄2 NE 1⁄4) of Section Twenty-Two (22), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

North Half (N 1⁄2) of Section Twenty-Three (23), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

SCHEDULE D-11

Parcel 3:

Southwest Quarter (SW 1⁄4) of Section Fourteen (14), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

19.

Lessor: Karen Towns and Dennis Towns, Trustees of the Revocable Inter Vivos Trust of Karen Towns, dated February 6, 2001 and as Trustees of the Revocable Inter Vivos Trust of Dennis Towns, dated February 6, 200

Lease 21:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Dennis Towns and Karen Towns, as Trustees of the Revocable Inter Vivos Trust of Dennis Towns, dated February 6, 2001, a/k/a the Revocable Inter Vivos Trust of Dennis Towns, dated February 6, 2002 and Trustees of the Revocable Inter Vivos Trust of Karen Towns, dated February 6, 2001, a/k/a Revocable Inter Vivos Trust of Karen Towns, dated February 6, 2002, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 15, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 15, 2018 and recorded April 23, 2018 at Reception No. 00576054, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The South Half (S/2) of Section Twenty-Two (22), Township Nine (9) South, Range Forty-Eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

20.	Lessor: Ervin R. Jones and Marilynne K. Jones

Lease 24:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Ervin R. Jones and Marilynne K. Jones, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 20, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 20, 2018 and recorded April 23, 2018 at Reception No. 00576058, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Southeast Quarter (SE1/4) and the South Half of the South Half of the Northeast Quarter (S1/2 S1/2 NE1/4) of Section Four (4), Township Ten (10) South, Range Forty-Nine (49) West of the 6th Principal Meridian, Kit Carson County, Colorado, EXCEPT a tract of land therein described as follows:

Beginning at the Northeast corner of the South Half of the South Half of the Northeast Quarter (S1/2 S1/2 NE1/4), thence South on the East line of Section Four (4) a distance of 1725 feet; thence West a distance of 684 feet; thence North parallel to the East line of Section Four (4) a distance of 1725 feet; thence East a distance of 684 feet to the point of beginning.

Parcel 2:

The Northeast Quarter (NE1/4) of Section Nine (9), Township Ten (10) South, Range Forty-nine (49) West of the 6th Principal Meridian, Kit Carson County, Colorado,

EXCEPT the East Fifty feet (E 50’) thereof.

21.	Lessor: Towns-Pickard Family Partners, LTD., a Colorado limited partnership

Lease 25:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between

SCHEDULE D-12

Towns-Pickard Family Partners, Ltd., a Colorado limited partnership, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 21, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 21, 2018 and recorded April 23, 2018 at Reception No. 00576057, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The West Half (W/2) and the Northeast Quarter (NE1/4) of Section Twenty-Seven (27), Township Nine (9) South, Range Forty-Eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Except that portion conveyed in Warranty Deed recorded November 10, 2005 at Reception No. 2005-543240, described as follows:

A tract of land in the West Half of Section 27, Township 9 South, Range 48 West of the 6th Principal Meridian, Kit Carson County, Colorado and being more particularly described as follows:

Commencing at the Northwest Corner of said Section 27, Thence N88°53’11“E along the northerly line of said Section 27 a distance of 1669.20 feet; Thence S13°44’00“W a distance of 1267.39 feet; Thence N88°50’30“W a distance of 202.33 feet; Thence S57°01’38“W a distance of 313.65 feet; Thence S02°14’12“E a distance of 1318.99 feet; Thence N88°27’42“E a distance of 1637.42 feet; Thence S00°49’32E a distance of 2597.11 feet to a point on the southerly line of said Section 27; Thence S88°42’31“W along said southerly line a distance of 2524.08 feet to the Southwest Corner of said Section 27; Thence N01°08’07“W along the westerly line of said Section 27 a distance of 2628.85 feet to the West 1/4 Corner of said Section 27; Thence N01°08’05“W continuing along the westerly line of said Section 27 a distance of 2665.27 feet to the point of beginning, described parcel containing 223.51 acres more or less.

22.	Lessor: Charles P. Miller and Beverly A. Miller, Trustees under the Miller Living Trust dated June 20, 2001

Lease 26:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Beverly A. Miller, Trustee of the Miller Living Trust, dated June 20, 2001, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 22, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 22, 2018 and recorded April 23, 2018 at Reception No. 00576059, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Northeast Quarter (NE1/4), the North Half of the Northwest Quarter (N1/2 NW1/4), and the East Half of the Southeast Quarter (E2SE1/4) of Section Five (5), Township Ten (10) South, Range Forty-Eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 2:

The West Half of the Northeast Quarter (W1/2 NE1/4), and the Northwest Quarter (NW1/4) of Section Thirty-Two (32), Township Nine (9) South, Range Forty-Eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

23.	Lessor: Roger V. Kliesen and Marcia R. Kliesen, Trustees of the Marcia R. Kliesen Trust, dated April 24, 1978, and the Roger V. Kliesen Trust, dated April 24, 1978

Lease 28:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between

SCHEDULE D-13

Roger V. Kliesen and Marcia R. Kliesen, Trustees of the Marcia R. Kliesen Trust dated April 24, 1978 and the Roger V. Kliesen Trust, dated April 24, 1978, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 22, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 22, 2018 and recorded April 23, 2018 at Reception No. 00576060, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

Southeast Quarter of Section Three (3), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado,

LESS AND EXCEPT that portion conveyed in Warranty Deed recorded May 10, 1993 in Book 662 at Page 455, described as follows: The East Three Hundred and Sixty-one Feet (E. 361.00’) of the North Three Hundred and Sixty-one Feet (N. 361.00’) of the Southeast Quarter (SE1⁄4) of Section Three (3), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

AND

LESS AND EXCEPT that portion described in Warranty Deed recorded September 3, 1993 in Book 665 at Page 16, described as follows: The Northeast Quarter of the Southeast Quarter (NE1⁄4SE1⁄4) of Section Three (3), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

All of Section Ten (10), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 3:

Southeast Quarter of Section Two (2), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County Colorado, LESS AND EXCEPT a tract conveyed in Book 232 at Page 96.

Parcel 4:

Southwest Quarter (SW1/4) of Section Two (2), Township Ten (10) South, Range Forty-seven (47) West, of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 5:

Northeast 1/4, Section 9, Township 10 South, Range 47 West of the 6th P.M., Kit Carson County, Colorado.

Parcel 6:

Northeast Quarter (NE1/4) of Section Eleven (11), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 7:

North one-half (N1/2) of Section Fifteen (15), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

24.	Lessor: Bobby Hawks and Moira Hawks, husband and wife

Lease 29:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Bobby Hawks aka Bob Hawks and Moira Hawks, husband and wife, and Singing Grass Wind, LLC, a

SCHEDULE D-14

Delaware limited liability company, dated February 23, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 23, 2018 and recorded April 23, 2018 at Reception No. 00576062, (covers premises and more) in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The West Half (W 1/2) of Section Twelve (12), Township Ten (10) South, Range Forty-Eighty (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

25.	Lessor: LH L&C, LLC, a Colorado limited liability company

Lease 30:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between LH L&C, LLC, a Colorado limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 23, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 23, 2018 and recorded April 23, 2018 at Reception No. 00576063, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

S1/2 and NW1/4 of Section 12, Township 10 South, Range 49 West of the 6th P.M., Kit Carson County, Colorado.

26.	Lessor: Joel D. Tanner and Jill L. Tanner, husband and wife

Lease 31:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Joel D. Tanner and Jill L. Tanner, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 27, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 27, 2018 and recorded June 25, 2018 at Reception No. 00576540, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The Southwest Quarter (SW1/4) of Section Fourteen (14), Township Nine (9) South, Range Forty-eight (48), West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

27.	Lessor: DFT, Ltd., a Colorado limited liability company

Lease 32:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between DFT, Ltd., a Colorado limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 27, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 27, 2018 and recorded June 25, 2018 at Reception No. 00576542, in the Official Public Records, Kit Carson County, State of Colorado; as amended by that certain Amendment to Wind Energy Lease and Solar Option by and between DFT, Ltd., a Colorado limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company, dated December 11, 2018 and recorded March 12, 2019 at Reception No. 00578094, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The North Half (N2) of Section Twenty (20), in Township Nine (9) South, Range Forty-eight (48), West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 2:

SCHEDULE D-15

The South Half (S2) of Section Seventeen (17), Township Nine (9), Range Forty-eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

28.	Lessor: Simon Farms Land LLC, a Colorado limited liability company

Lease 33:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Simon Farms, a Colorado partnership, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 28, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 28, 2018 and recorded June 25, 2018 at Reception No. 00576541, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Southwest Quarter (SW1/4) of Section Thirty-five (35), in Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 2:

The Northwest Quarter (NW1/4) of Section Two (2), in Township Ten (10) South, Range Forty-eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 3:

The Northwest Quarter (NW1/4) of Section Thirteen (13), in Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 4:

All of Section Twenty-Five (25), in Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 5:

The South Half (S1/2) and the Northwest Quarter (NW1/4) of Section Twenty-Four (24), in Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

29.	Lessor: Grasser Construction, Inc., a Colorado corporation, as to Parcel 1 and 3; Dannie F McMillan and Christie G. McMillan, as to Parcel 2

Lease 34:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Grasser Construction, Inc., a Colorado corporation, and Singing Grass Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 28, 2018 and recorded June 25, 2018 at Reception No. 00576543, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

Southwest Quarter Section 5, Township 10 South, Range 47 West of the 6th. P.M., in Kit Carson County, State of Colorado.

LESS AND EXCEPT the land more particularly described in that certain Warranty Deed filed for record November 17, 2021 in/as Instrument No. 00584770, Official Public Records, Kit Carson County, Colorado, described as follows:

SCHEDULE D-16

A tract of land situate in the Southwest Quarter of Section 5, Township 10 South, Range 47 West of the 6th Principal Meridian Kit Carson County, Colorado and being more particularly described as follows:

Commencing at the Southwest Corner of said Section 5; Thence N 02°38’42” w along the westerly line of the Southwest Quarter of said Section 5 a distance of 1485.00 feet; Thence N 89°37’16” E a distance of 1256.33 feet; Thence S 02°02’03” E a distance of 1455.36 feet to a point on the southerly line of said Southwest Quarter of Section 5; Thence S 88°16’37” W along said southerly line of the Southwest Quarter a distance of 1240.00 feet to the point of beginning, described parcel containing 42.11 acres more or less, as in that Survey Plat recorded November 3, 2021 at Document No. 00584666, and in Plat Book 13 at Page 60 of the Kit Carson County, Colorado records.

Parcel 2:

A tract of land situate in the Southwest Quarter of Section 5, Township 10 South, Range 47 West of the 6th Principal Meridian Kit Carson County, Colorado and being more particularly described as follows:

Commencing at the Southwest Corner of said Section 5; Thence N 02°38’42” w along the westerly line of the Southwest Quarter of said Section 5 a distance of 1485.00 feet; Thence N 89°37’16” E a distance of 1256.33 feet; Thence S 02°02’03” E a distance of 1455.36 feet to a point on the southerly line of said Southwest Quarter of Section 5; Thence S 88°16’37” W along said southerly line of the Southwest Quarter a distance of 1240.00 feet to the point of beginning, described parcel containing 42.11 acres more or less, as in that Survey Plat recorded November 3, 2021 at Document No. 00584666, and in Plat Book 13 at Page 60 of the Kit Carson County, Colorado records.

Parcel 3:

South East Quarter Section 6, Township 10 South, Range 47 West of the 6th. P.M. in Kit Carson County, State of Colorado.

30.	Lessor: Kathleen M. Johnson, as Administratrix under the Estate of Philip G. Johnson

Lease 36:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Philip G. Johnson, a single person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 28, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated February 28, 2018 and recorded June 25, 2018 at Reception No. 00576544, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

A tract of land in the West Half of Section 27, Township 9 South, Range 48 West of the 6th Principal Meridian, Kit Carson County, Colorado and being more particularly described as follows:

Commencing at the Northwest Corner of said Section 27,Thence N88°53’11“E along the northerly line of said Section 27 a distance of 1669.20 feet; Thence S13°44’00“W a distance of 1267.39 feet; Thence N88°50’30“W a distance of 202.33 feet; Thence S57°01’38“W a distance of 313.65 feet; Thence S02°14’12“E a distance of 1318.99 feet; Thence N88°27’42”E a distance of 1637.42 feet; Thence S00°49’32E a distance of 2597.11 feet to a point on the southerly line of said Section 27; Thence S88°42’31“W along said southerly line a distance of 2524.08 feet to the Southwest Corner of said Section 27; Thence N01°08’07“W along the westerly line of said Section 27 a distance of 2628.85 feet to the West 1/4 Corner of said Section 27; Thence N01°08’05“W continuing along the westerly line of said Section 27 a distance of 2665.27 feet to the point of beginning,

LESS AND EXCEPT that portion conveyed by Warranty Deed recorded August 15, 2017 at Reception No.

SCHEDULE D-17

00574465, Kit Carson County, State of Colorado, described as follows:

A tract of land situate in and being portion of that tract land described in document filed for record as Reception No. 2005-543240 situate in the Northwest Quarter of Section 27, Township 9 South, Range 48 West of the 6th Principal Meridian, Kit Carson County, Colorado and being more particularly described as follows:

Commencing at the Northwest Corner of said Section 27; Thence N 88°53’11” E along the Northerly line of said Section 27 a distance of 669.20 feet to the True Point of Beginning; Thence N 88°53’11” E along said northerly line of the Northwest Quarter a distance of 1000.00 feet in the Northeast Corner said tract of land described in Reception No. 2005-543240; Thence S 13°44’00” W along the easterly line of said tract a distance of 1267.39 feet; Thence N 88°50’30” W continuing along said easterly line a distance of 202.33 feet; Thence S 57°01’38” W continuing along said easterly line a distance of a distance of 313.65 feet; Thence N 05°25’05” W a distance or 32.51 feet; Thence N 11°25’21” W a distance of 236.15 feet; Thence N 31°20’24” W a distance of 45.97 feet; Thence N 00°49’42” W a distance of 185.77 feet; Thence S 87°49’30” W a distance of 11.99 feet; Thence N 00°39’33” W a distance of 480.96 feet; Thence S 87°05’57” W a distance of 29.15 feet; Thence N 03°18’52“W a distance of 99.15 feet; Thence N 87°31’06” W a distance of 105.28 feet; Thence N 00°05’20” E a distance of 306.95 feet to the point of beginning, described parcel containing 21.24 acres more or less, as shown on that survey plat recorded July 13, 2017 at Document No. 00574283 and in Plat Book 11 at Page 12 of the Kit Carson County, Colorado records.

31.	Lessor: William S. Fowler

Lease 37:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between The William and Annette Fowler Living Trust dated June 25, 2007, and Singing Grass Wind, LLC, a Delaware limited liability company, dated March 1, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated March 1, 2018 and recorded June 25, 2018 at Reception No. 00576545, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

All of Section Four (4), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

32.	Lessor: Scott C. Weibel and Kelly Weibel not in tenancy in common but in joint tenancy

Lease 38:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Scott C. Weibel and Kelly Weibel, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated March 15, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated March 15, 2018 and recorded June 25, 2018 at Reception No. 00576536, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Southeast Quarter (SE1/4) of Section 21, Township 10 South, Range 47 West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

Northwest Quarter (NW 1/4) of Section Twenty-one (21), Township Ten (10) South, Range Forty-seven (47) West of the 6th P.M., Kit Carson County, Colorado.

SCHEDULE D-18

33.	Lessor: Marc Megel

Lease 39:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Laurence D. Megel, a single person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated March 23, 2018 as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated March 23, 2018 and recorded June 25, 2018 at Reception No. 00576537, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The East half (E2) of Section (11), Township Ten (10) South, Range Forty-Eight (48) West, Kit Carson County, Colorado

Parcel 2:

The Northeast Quarter (NE4), the Northeast Quarter of the Northwest Quarter (NE4NW4) and the Southeast Quarter of Section Fourteen (14), Township Ten (10) South, Range Forty-Eight (48) West, Kit Carson County, Colorado.

34.	Lessor: Mark Martinez and Rita Rueb, as co-Trustees of the Rita Rueb Living Trust, U/A dated September 13, 2016

Lease 40:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Rita Rueb, a married person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated March 29, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated March 29, 2018 and recorded June 25, 2018 at Reception No. 00576538, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

All of Section Thirteen (13), Township Ten (10) South, Range Forty-eight (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

The Southeast Quarter (SE 1/4) of Section Twelve (12), Township Ten (10) South, Range Forty-eight (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 3:

The West Half of the Northwest Quarter (W1⁄2 NW1⁄4) of Section Eighteen (18), Township Ten (10) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

35.	Lessor: Todd K. Fehrenbach

Lease 41:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Todd K. Fehrenbach and Debra L. Fehrenbach, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated March 21, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated March 21, 2018 and recorded June 25, 2018 at Reception No. 00576539, (covers premises and more) in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

SCHEDULE D-19

The West Half of the Northeast Quarter (W1/2NE1/4), the Northeast Quarter of the Northeast Quarter (NE1/4NE1/4), the Northwest Quarter of the Southeast Quarter (NW1/4SE1/4) and the Northwest Quarter (NW1/4) of Section 19, Township 9 South, Range 47 West of the 6th P.M., Kit Carson County, Colorado.

Parcel 2:

The Southeast Quarter (SE1/4) of Section 18, Township 9 South, Range 47 West of the 6th P.M., Kit Carson County, Colorado.

36.	Lessor: Patsy Eisenbart, Trustee of the Raymond Michael Eisenbart Family Trust, dated April 2, 2012

Lease 42:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Patsy Eisenbart, Trustee of the Raymond Michael Eisenbart Family Trust dated April 2, 2012, and Singing Grass Wind, LLC, a Delaware limited liability company, dated April 5, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated April 5, 2018 and recorded June 25, 2018 at Reception No. 00576534, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The Northwest Quarter (NW1/4) of Section Fourteen (14), Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian (6th P.M.), County of Kit Carson, State of Colorado.

37.	Lessor: Robin G. Richie and Michelle Richie, not in tenancy in common but in joint tenancy

Lease 43:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Sharon Jane Otto, Personal Representative of the Estate of Mildred L. Richie and as Successor Trustee of the Jesse J. Richie Trust B, and Singing Grass Wind, LLC, a Delaware limited liability company, dated April 4, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated April 4, 2018 and recorded June 25, 2018 at Reception No. 00576535, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The East Half (E 1/2) of Section 17, Township 10 South, Range 47 West of the Sixth Principal Meridian, Kit Carson County, Colorado.

38.	Lessor: Frankenfeld Family Trust dated August 7, 2012

Lease 44:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Brenda A. Frankenfeld, Bryan C. Frankenfeld and Carolyn Ann Schneider, Trustees of the Frankenfeld Family Trust dated August 7, 2012, and Singing Grass Wind, LLC, a Delaware limited liability company, dated April 26, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated April 26, 2018 and recorded June 7, 2018 at Reception No. 00576414, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The North Half (N 1/2) of Section Eighteen (18), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

The East Half (E1/2) of Section Seven (7), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Meridian, Kit Carson County, Colorado.

SCHEDULE D-20

39.	Lessor: Richard N. May and Elsie M. May as Trustees of the Richard N. May Trust No. 1 dated June 1, 1995 and the Elsie M. May Trust No. 1 dated June 1, 1995

Lease 46:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Richard N. May and Elsie N. May, Trustees of the Richard N. May Trust No. 1, dated June 1, 1995 and the Elsie M. May Trust No. 1, dated June 1, 1995, and Singing Grass Wind, LLC, a Delaware limited liability company, dated June 4, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated June 4, 2018 and recorded August 14, 2018 at Reception No. 00576846, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The West Half (W 1/2) of Section Thirty-Six (36), Township Nine (9) South, Range Forty-Seven (47) West of the 6th P. M., in Kit Carson County, Colorado.

40.

Lessor: Allen J. Schulte, Charles H. Schulte, Dennis L. Schulte, Edward R. Schulte, Lois A. Schulte, Lois A. Tilley, Marcia Stauter, Ramona Wagner & Robert C. Schulte, as to a one half (1/2) interest; and Henrietta H. Schulte Trust, as to a one half (1/2) interest

Lease 47:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Henrietta H. Schulte, Edward R. Schulte, Charles H. Schulte, Allen J. Schulte and Lois A. Tilley as co-Trustees of the Raymond R. Schulte Trust B, and Singing Grass Wind, LLC, a Delaware limited liability company, dated June 24, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated June 24, 2018, recorded October 19, 2018 at Reception No. 00577227, (covers premises and more) in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The South Half (S 1/2) of Section 9, Township 10 South, Range 47 West of the Sixth Principal Meridian, Kit Carson County, Colorado.

41.	Lessor: AMS Farms, LLC, a Colorado limited liability company

Lease 48:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Rita Colorado, LLC, a Colorado limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company, dated June 25, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated June 25, 2018 and recorded November 13, 2020 at Reception No. 00582237, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The Northwest Quarter (NW1⁄4) and the North Half of the Northeast Quarter (N1⁄2NE1⁄4) of Section 22, Township 10 South, Range 47 West of the Sixth Principal Meridian, Kit Carson County, Colorado

42.	Lessor: William Harley Bailey and Michelle L. Bailey

Lease 49:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Michelle L. Bailey, a married person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated July 13, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated July 13, 2018 and recorded October 19, 2018 at Reception No. 00577228, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

SCHEDULE D-21

North One-half (N1/2) of Section Thirty-one (31), Township Nine (9) South, Range Forty-eight (48), West of the 6th P.M., Kit Carson County, State of Colorado.

43.	Lessor: Thomas R. Herman Living Trust and Meredyth F. Herman Living Trust

Lease 52:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Thomas R. Herman and Meredyth F. Herman, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated September 25, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated September 25, 2018 and recorded March 12, 2019 at Reception No. 00578095, in the Official Public Records, Kit Carson County, State of Colorado; as affected by Affidavit of Scrivener’s Error recorded February 11, 2025 at Reception No. 00592583.

Legal Description:

Parcel 1:

Lots 1, 2, 3 and the South Half of the North Half (S1/2N1/2), and North East Quarter of the Southwest Quarter (NE1/4SW1/4) of Section 2, Township 10 South, Range 49 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 2:

The Northeast Quarter (NE1/4) and the South Half (S1/2) of Section 35, Township 9 South, Range 49 West of the 6th P.M., County of Kit Carson, State of Colorado.

44.	Lessor: John Steven Miller

Lease 53:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between John Steven Miller, aka John Miller a single person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated November 21, 2018, as evidenced by that certain Memorandum of Wind Energy Lease dated November 21, 2018 and recorded March 12, 2019 at Reception No. 00578096, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Northeast (NE4) Quarter of Section Twelve (12), Township Ten (10), South, Range Forty-eight (48), West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 2:

The North Half (N1/2) of Section Thirty (30), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 3:

The South Half (S1/2) of the Southeast Quarter (SE1/4) and the Southwest Quarter (SW1/4) of Section Nineteen (19), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado, except two acres described in deed recorded in Book 69 at Page 284 pf the Kit Carson County Records.

LESS AND EXCEPT:

A parcel of property located in part of the Southwest Quarter of Section 19, Township 9 South. Range 47 West of the 6th P.M., County of Kit Carson, State of Colorado being more particularly described as follows: beginning at the West 1/4 corner of said Section 19 and considering the West line of said Section 19 to bear N00°17’03“E with all bearings contained herein: thence N89°03’57“E, along the North line of the Southwest

SCHEDULE D-22

Quarter of said Section 19, a distance of 928.17 feet: thence S00°17’03“W, A distance of 66.42 feet: thence along the arc of a non tangent curve to the left, with a radius of 850.00 feet, a central angle of 91°13’06”, For an arc length of 1353.25, whose chord bears S44°40’30“W, 1214.79 feet; thence S89°03’57“W, a distance of 78.17 feet to a point on the West line of the Southwest Quarter of said Section 19; thence N00°17’03“E along said West line. A distance of 916.42 feet to the West 1⁄4 corner of said Section 19 and the point of beginning, said parcel containing 6.32 acres more or less, County of Kit Carson, State of Colorado.

45.	Lessor: David D. Marx and Ginger L. Marx, husband and wife

Lease 54:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between

David D. Marx aka David Marx and Ginger L. Marx aka Ginger Marx, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated December 12, 2018, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated December 12, 2018 and recorded December 19, 2019 at Reception No. 00579904, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

All of Section 19, Township 9 South, Range 48 West of the 6th P.M., Kit Carson County, State of Colorado.

Parcel 2:

North Half (N 1/2) of Section Thirty (30), Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 3:

Southeast Quarter (SE 1/4) of Section Thirty (30), Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

46.	Lessor: Margaret G. Hornung, as Trustee of The Hornung Family Trust, dated October 20, 2001

Lease 59:

Leasehold Estate created by that certain unrecorded Wind Energy Lease and Solar Option by and between Margaret G. Hornung, Trustee of The Hornung Family Trust, dated October 20, 2001, and Singing Grass Wind, LLC, a Delaware limited liability company, dated June 12, 2019, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated June 12, 2019 and recorded August 20, 2019 at Reception No. 00579138, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

North Half (N 1/2) of Section Twenty-two (22), Township Nine (9) South, Range Forty-seven (47) West, 6th P.M., Kit Carson County, Colorado.

47.	Lessor: Schulte Bros Farms, LLC, a Kansas limited liability company

Lease 60:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Schulte Bros. Farm Land, LLC, a Kansas limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company, dated June 18, 2019, as evidenced by that certain Memorandum of Wind Energy Lease dated June 18, 2019 and recorded December 19, 2019 at Reception No. 00579901, in the Official Public Records, Kit Carson County, State of Colorado; as amended by Amendment to Wind Energy Lease by and between Schulte Bros. Farms, a/k/a Schulte Bros Farms, LLC, a Kansas limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company dated October 18, 2021 and recorded December 8, 2021 at

SCHEDULE D-23

Reception No. 00584923, (covers premises and more) in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 2:

The Northwest Quarter (NW1/4) of Section Fifteen (15), Township Nine (9) South, Range Forty-seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

48.	Lessor: William S. Fowler, a single person

Lease 61:

Fowler and Annette Leah Fowler, Trustees of the William and Annette Fowler Living Trust, dated June 25, 2007 a/k/a the William S. and Annette L. Fowler Living Trust, and Singing Grass Wind, LLC, a Delaware limited liability company, dated June 17, 2019, as evidenced by that certain Memorandum of Wind Energy Lease dated June 17, 2019 and recorded August 20, 2019 at Reception No. 00579137, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The East Half (E1/2) of Section Fourteen (14), Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

49.	Lessor: Thomason Asset Management, LLC, a Colorado limited liability company

Lease 64:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between

Thomason Asset Management, LLC, a Colorado limited liability company, and Singing Grass Wind, LLC, a Delaware limited liability company, dated July 18, 2019, as evidenced by that certain Memorandum of Wind Energy Lease dated July 18, 2019 and recorded December 19, 2019 at Reception No. 00579902, (covers premises and more) in the Official Public Records, Kit Carson County, State of Colorado; as amended by Amendment to Wind Energy Lease and Memorandum of Wind Energy Lease dated July 18, 2023 and recorded November 7, 2023 at Reception No. 00589995, (covers premises and more) in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Southeast Quarter (SE 1⁄4) of Section One (1), Township Ten (10) South, Range Forty-seven (47) West of the 6th Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

The Northeast Quarter (NE 1⁄4) of Section Seventeen (17), Township Nine (9) South, Range Forty-seven (47) West of the 6th Principal Meridian, Kit Carson County, Colorado.

50.	Lessor: Joyce M. Austin

Lease 71:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between

Joyce M. Austin and Ronald J. Austin, wife and husband, and Singing Grass Wind, LLC, a Delaware limited liability company, dated September 24, 2019, as evidenced by that certain Memorandum of Wind Energy Lease dated September 24, 2019 and recorded December 19, 2019 at Reception No. 00579906, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The South Half (S 1/2) of Section 28, Township 9 South, Range 47 West of the 6th Principal Meridian, Kit

SCHEDULE D-24

Carson County, Colorado.

51.	Lessor: Patrick Farms LLC, a Colorado limited liability company

Lease 81:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Crista C. Patrick, Administratrix of the Estate of Mary Ann Dannette Patrick, and Singing Grass Wind, LLC, a Delaware limited liability company, dated April 28, 2020, as evidenced by that certain Memorandum of Wind Energy Lease dated April 28, 2020 and recorded August 17, 2020 at Reception No. 00581573, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The South Half (S2) of Section Twenty-eight (28), Township Nine (9) South, Range Forty-nine (49) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

The Northeast Quarter (NE4), and the Southeast Quarter of the Northwest Quarter (SE4NW4) of Section Thirty-three (33), Township Nine (9) South, Range Forty-nine (49) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 3:

The South Half (S2) of Section Twenty-nine (29), Township Nine (9) South, Range Forty-nine (49) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

52.	Lessor: Kathleen Ann Spain and Angela Kay (Baer) Reels

Lease 82:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Kathleen Ann Spain and Angela Kay (Baer) Reels, and Singing Grass Wind, LLC, a Delaware limited liability company, dated November 6, 2020, as evidenced by that certain Memorandum of Wind Energy Lease dated November 6, 2020 and recorded January 15, 2021 at Reception No. 00582607, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

SE1/4 of Section Twenty-Seven (27), Township Nine (9) South, Range Forty-eight (48) West of the 6th P.M., in the County of Kit Carson, State of Colorado.

53.	Lessor: Downey Farms, Inc., a Colorado corporation

Lease 92:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Downey Farms, Inc., a Colorado corporation, and Singing Grass Wind, LLC, a Delaware limited liability company, dated August 3, 2021, as evidenced by that certain Memorandum of Wind Energy Lease dated August 3, 2021 and recorded August 23, 2021 at Reception No. 00584193; as consented to by that Consent to Wind Energy Lease and Waiver of Right of First Refusal and Option by Amy Downey Mosman, Amber Downey Linnenberger, Brad Downey and Kim May, dated December 11, 2023 and recorded January 25, 2024 as Reception No. 00590420, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The North one-half of Section Eight (8), Township Ten (10) South, Range Forty-seven (47) West of the 6th Principal Meridian, County of Kit Carson, State of Colorado.

SCHEDULE D-25

Parcel 2:

The South Half (S1⁄2) of Section Eight (8), Township Ten (10) South, Range Forty-seven (47), West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

Parcel 3:

The Southwest Quarter (SW1⁄4) of Section Eighteen (18), Township Ten (10) South, Range Forty-seven (47), West of the Sixth Principal Meridian, County of Kit Carson, State of Colorado.

54.	Lessor: Ronald Edward Downey and Regina Jo Downey, husband and wife

Lease 93:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Ronald Edward Downey and Regina Jo Downey, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated August 3, 2021, as evidenced by that certain Memorandum of Wind Energy Lease dated August 3, 2021 and recorded August 23, 2021 at Reception No. 00584192, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

The Southeast Quarter (SE 1/4) of Section Five (5), Township Ten (10) South, Range Forty-Seven (47), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

The Northwest Quarter (NW 1/4) of Section Seventeen (17), Township Ten (10) South, Range Forty-Seven (47), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel 3:

The Southeast Quarter (SE 1/4) of Section Eighteen (18), Township Ten (10) South, Range Forty-Seven (47), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

55.	Lessor: Karen I. Price and Dustin Lobaugh, CPA, Trustees of the Karen I. Price Trust Share, UTD January 21, 1998

Lease 108:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Karen I. Price and Dustin E. Lobaugh, a/k/a Dustin Lobaugh, Co-Trustees of the Karen I. Price Separate Share Trust UAD 1/21/1998, a/k/a Karen I. Price Trust Share, UTD 01/21/1998, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 10, 2023, as evidenced by that certain Memorandum of Wind Energy Lease dated February 10, 2023 and recorded March 29, 2023 at Reception No. 00588583, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The Southwest Quarter (SW/4) of Section Twenty-three (23), Township Ten (10), Range Forty-seven (47), Kit Carson County, Colorado.

56.

Lessor: Peggy H. Gerritsen and Rudolf Gerritsen, Trustees of the Peggy H. Gerritsen Living Trust U/T/A dated December 3, 2002, as to an undivided 1/2 interest and Linda W. Shivley as to an undivided 1⁄2 interest

Lease 109:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Linda W. Shivley, f/k/a Linda W. Hutton, a married person and Peggy H. Gerritsen and Rudolf Gerritsen,

SCHEDULE D-26

Trustees of the Peggy H. Gerritsen Living Trust U/T/A dated December 3, 2002, and Singing Grass Wind, LLC, a Delaware limited liability company, dated March 6, 2023, as evidenced by that certain Memorandum of Wind Energy Lease dated March 6, 2023 and recorded April 19, 2023 at Reception No. 00588797, (covers premises and more) in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The West Half (W1/2) of Section One (1), Township Ten (10) South, Range Forty-Seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

57.	Lessor: George Ray McDonald and Tina Pauline McDonald as Co-Trustees of the George and Tina McDonald Living Trust dated March 20, 2023

Lease 110:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Tina Pauline McDonald a/k/a Tina McDonald and George McDonald, wife and husband, and Singing Grass Wind, LLC, a Delaware limited liability company, dated April 3, 2023, as evidenced by that certain Memorandum of Wind Energy Lease dated April 3, 2023 and recorded May 18, 2023 at Reception No. 00589075, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The Southwest Quarter (SW 1/4) of Section Twenty-Two (22), Township Ten (10) South, Range Forty-Seven (47) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

58.	Lessor: William P. Hornung, Jr. and Jeanine M. Hornung, not in tenancy in common by in joint tenancy

Lease 113:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between William P. Hornung, Jr. and Jeanine M. Hornung, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated April 25, 2023, as evidenced by that certain Memorandum of Wind Energy Lease dated April 25, 2023 and recorded June 6, 2023 at Reception No. 00589179, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The West Half (W 1⁄2) of Section Three (3), Township Ten (10) South, Range Forty-seven (47) West of the 6th Principal Meridian, Kit Carson County, Colorado. Less and Except: The North Half (N1/2) of the West Half (W1/2) of Section Three (3), Township Ten (10) South, Range Forty-seven (47) West of the 6th Principal Meridian, Kit Carson County, Colorado.

59.	Lessor: Richard J. Grasser and Barbara L. Grasser

Lease 2:

Leasehold estate created by that unrecorded Wind Energy Lease and Solar Option by and between The Edward J. Sayles Trust dated December 30, 2005; and Peggy S. Sayles, Trustee of the Peggy S. Sayles Trust dated December 30, 2005, and Singing Grass Wind, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Wind Energy Lease and Solar Option dated September 22, 2017 and recorded December 5, 2017 at Reception No. 00575114, in the Official Public Records, Kit Carson County, State of Colorado; as partially terminated by that certain Partial Termination of Wind Energy Lease and Solar Option by Singing Grass Wind, a Delaware limited liability company, dated March 7, 2025 and recorded March 7, 2025 at Reception No. 00592803, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

SCHEDULE D-27

The S 1/2 of Section 22, Township 9 South, Range 49, West of the 6th P.M., Kit Carson County, Colorado.

LESS AND EXCEPT a parcel of land situated in the W 1⁄2 of Section 22, Township 9 South, Range 49 West of the 6th Principal Meridian, Kit Carson County, Colorado, more particularly described as follows:

Commencing at the West 1/4 Corner of Section 22, Township 9 South, Range 49 West of the 6th Principal Meridian; Thence N 00°07’17” E along the West line of said Section 22, a distance of 86.97 feet to the POINT OF BEGINNING, Thence S 89°52’43” E, a distance of 431.50 feet; Thence s 00°17’17” West, a distance of 612.06 feet; Thence N 89°52’43” W, a distance of 431.50 feet to a point on the West line of said Section 22; Thence N 00°07’17” E, along the West line of said Section 22, a distance of 612.06 feet to the POINT OF BEGINNING, said parcel containing 6.07 acres, more or less.

60.	Lessor: Robert L. Downey and Maryjo Downey, Trustees of the Robert L. Downey Trust No. 1, dated February 1, 1994

Lease 91:

Leasehold Estate created by that certain unrecorded Wind Energy Lease by and between Robert L. Downey and Maryjo Downey, Trustees of the Robert L. Downey Trust No. 1, dated February 1, 1994, and Singing Grass Wind, LLC, a Delaware limited liability company, dated July 30, 2021, as evidenced by that certain Memorandum of Wind Energy Lease dated July 30, 2021 and recorded August 23, 2021 at Reception No. 00584194, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The Southwest Quarter (SW/4) of Section Seventeen (17), Township Ten (10) South, Range Forty-seven (47) West of the 6th Principal Meridian, in Kit Carson County, Colorado.

61.	Lessor: The Card Family Trust, dated June 18, 2008

Easement 78:

Easement Estate created by that certain Grant of Easement and Easement Agreement for Overhead Electrical Facilities by and between Stephen C. Card and Stephen M. Card, Trustees of The Card Family Trust dated June 18, 2008, and Singing Grass Wind, LLC, a Delaware limited liability company, dated January 14, 2020 and recorded March 6, 2020 at Reception No. 00580497, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The West Half of Section Eleven, Township Ten South, Range Forty-Eight West of the Sixth Principal Meridian, Kit Carson County, State of Colorado.

62.	Lessor: The Card Family Trust, dated June 18, 2008

Easement 104:

Easement Estate created by that certain Grant of Easement and Easement Agreement for Underground Facilities by and between Stephen C. Card and Stephen M. Card, Trustees of The Card Family Trust dated June 18, 2008 and any amendments thereto, and Singing Grass Wind, LLC, a Delaware limited liability company, dated January 25, 2023 and recorded March 3, 2023 at Reception No. 00588427, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The West Half of Section Eleven, Township Ten South, Range Forty-Eight West of the Sixth Principal Meridian, Kit Carson County, State of Colorado.

63.	Lessor: Bryan D. Gorton and Molly A. Gorton, not in tenancy in common but in joint tenancy

SCHEDULE D-28

Easement 105:

Easement Estate created by that certain Grant of Easement and Easement Agreement for Underground Facilities by and between Bryan D. Gorton and Molly A. Gorton, husband and wife, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 13, 2023 and recorded March 22, 2023 at Reception No. 00588525, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

The Southeast Quarter (SE1/4) of Section 20, Township 9 South, Range 47 West, of the 6th Principal Meridian, Kit Carson County, Colorado.

Less and Except: A parcel of land situated in the Southeast 1/4 of Section 20, Township 9 South, Range 47 West of the 6th Principal Meridian, Kit Carson County, Colorado, more particularly described as follows:

Commencing at the Southeast corner of Section 20, Township 9 South, Range 47 West of the 6th Principal Meridian, and considering the East line of said Section 20 to bear North 00° 00’ 00” East; thence North 00° 00’ 00” East along the East line of said Section 20, a distance of 295.04 feet to the point of BEGINNING; Thence North 00° 00’ 00” East along the East line of said Section 20, a distance of 1150.00 feet; Thence North 90° 00’ 00” West, a distance of 1325.74 feet; Thence South 00° 00’ 00” West, a distance of 1150.00 feet; Thence South 90° 00’ 00” East, a distance of 1325.74 feet to the point of BEGINNING, said parcel containing 35 acres, more or less.

64.	Lessor: Rodney F. Gorton and Bryan D. Gorton, as tenants in common

Easement 107:

Easement Estate created by that certain Grant of Easement and Easement Agreement for Underground Facilities by and between Rodney F. Gorton and Bryan D. Gorton and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 13, 2023 and recorded March 22, 2023 at Reception No. 00588527, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

Parcel 1:

Northeast Quarter (NE1⁄4) of the Southeast Quarter (SE1⁄4) and the Southeast Quarter (SE1⁄4) of the Northeast Quarter (NE1⁄4) of Section 19, Township 9 South, Range 47 West of the 6th Principal Meridian, Kit Carson County, Colorado.

Parcel 2:

West Half (W1⁄2) of Section 20, Township 9 South, Range 47 West of the 6th Principal Meridian, Kit Carson County, Colorado.

Parcel 3:

Northeast Quarter (NE1⁄4) of Section 29, Township 9 South, Range 47 West of the 6th Principal Meridian, Kit Carson County, Colorado.

Parcel 4:

Northwest Quarter (NW1⁄4) of Section 29, Township 9 South, Range 47 West of the 6th Principal Meridian, Kit Carson County, Colorado.

Parcel 5:

South Half (S1⁄2) of Section 29, Township 9 South, Range 47 West of the 6th Principal Meridian, Kit Carson County, Colorado.

SCHEDULE D-29

65.	Lessor: John Steven Miller, as to an undivided 76.4%, Cory Arnold, as to an undivided 11.8%, and to Sean Arnold as to an undivided 11.8%

Easement 121:

Easement Estate created by that certain Grant of Easement and Easement Agreement for Underground Facilities by and between John Steven Miller, a single person; Cory Arnold, a single person; and Sean Arnold, a single person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated February 5, 2024 and recorded March 5, 2024 at Reception No. 00590631, in the Official Public Records, Kit Carson County, State of Colorado; as amended by that certain Amendment to Grant of Easement and Easement Agreement for Underground Facilities by and between John Steven Miller, a single person; Cory Arnold, a single person and Sean Arnold, a single person and Singing Grass Wind, LLC, a Delaware limited liability company, dated January 23, 2025 and recorded March 17, 2025 at Reception No. 00592875, in the Official Public Records, Kit Carson County, State of Colorado.

Legal Description:

South one-half (S 1/2) of Section Thirty-One (31), Township Nine (9) South, Range Forty-eight (48) West of the Sixth P.M.,

Less and except:

A tract of land situate in the Southeast Quarter (SE 1/4) of Section 31, Township Nine (9) South, Range Forty-eight (48) West of the Sixth Principal Meridian, Kit Carson County, Colorado, and being more particularly described as follows:

Commencing at the East 1/4 corner of said Section 31; Thence S 00°00’00” E along the easterly line of said Southeast Quarter (SE1/4) of said Section 31, a distance of 725.00 feet to the True Point of Beginning; Thence S 00°00’00” E along said easterly line of the Southeast Quarter (SE1/4) a distance of 450.00 feet; Thence N 90°00’00” W a distance of 480.00 feet: Thence N 00°00’00” W a distance of 450.00 feet; Thence N 90°00’00” E a distance of 480.00 feet to the point of beginning, described parcel containing 4.96 acres more or less, as described in Subdivision Exemption Plat for Danise Arnold recorded in plat book 5 at page 95 and at document No. 527861, Kit Carson County, Colorado records.

66.	Lessor: Brad M. Downey, Amber L. Linnenburger and Amy J. Mosman, each as to an undivided one-third interest

Easement 91:

Easement Estate created by that certain Grant of Easement and Easement Agreement for Underground Facilities by and between Amber L. Linnenburger, a married person; Brad M. Downey, a married person; Amy J. Mosman, a married person, and Singing Grass Wind, LLC, a Delaware limited liability company, dated April 18, 2025 and recorded April 21, 2025 at Reception No. 00593131 in the Official Public Records, Kit Carson County, State of Colorado

Legal Description:

The Northeast Quarter (NE 1/4) of Section 21, Township 10 South, Range 47 West of the 6th Principal Meridian, Kit Carson County, Colorado.

[Schedule D continues on next page]

SCHEDULE D-30

ARROYO SOLAR:

1.	Lessor: B & B Future Solar LLC, a Colorado limited liability company

Lease 1:

Unrecorded Option to Land Lease and Land Lease Agreement dated March 28, 2017, by and between Robert C. Barr, Barbara S. Barr, and SiteCo, LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Option to Land Lease and Land Lease Agreement recorded April 12, 2017, at Reception No. 2067342, Official Records of Pueblo County, Colorado; as assigned by that unrecorded Assignment and Assumption Agreement dated March 18, 2021, by and between SiteCo, LLC, a Delaware limited liability company, and RE Arroyo LLC, a Delaware limited liability company, as evidenced by that certain Assignment and Assumption Agreement recorded March 23, 2021, at Reception No. 2218239, Official Records of Pueblo County, Colorado; as amended by that unrecorded Amendment No. 1 to Option to Land Lease and Land Lease Agreement dated April 2, 2021, by and between RE Arroyo LLC, a Delaware limited liability company, and Robert C. Barr and Barbara S. Barr, as evidenced by that certain Memorandum of Amendment No. 1 to Option to Land Lease and Land Lease Agreement recorded April 7, 2021, at Reception No. 2220687, Official Records of Pueblo County, Colorado; as amended by that unrecorded Second Amendment to Option to Land Lease and Land Lease Agreement by and between Robert C. Barr, Barbara S. Barr and RE Arroyo, LLC, a Delaware limited liability company, dated August 12, 2024; as affected by that Ratification of Option To Land Lease and Land Lease Agreement by and between B & B Future Solar, LLC, a Colorado limited liabilty company, and RE Arroyo, LLC, a Delaware limited liability company, dated September 23, 2024; as amended by that certain unrecorded Third Amendment to Option to Land Lease and Land Lease Agreement by and between B&B Future Solar, LLC, a Colorado limited liability company, and RE Arroyo, LLC, a Delaware limited liability company, dated March 18, 2025; as partially released by that certain Partial Termination, Release and Quit Claim of Option to Land Lease and Land Lease Agreement by and between B&B Future Solar, LLC, a Colorado limited liability company, and RE Arroyo, LLC, a Delaware limited liability company, dated March 18, 2025, and recorded April 4, 2025, at Reception No. 2369738, Official Records of Pueblo County, Colorado; as amended by that certain unrecorded Fourth Amendment to Option to Land Lease and Land Lease Agreement by and between B&B Future Solar, LLC, a Colorado limited liability company, and RE Arroyo, LLC, a Delaware limited liability company, dated April 3, 2025; as partially released by that certain Partial Termination, Release and Quit Claim of Option to Land Lease and Land Lease Agreement by and between B&B Future Solar, LLC, a Colorado limited liability company, and RE Arroyo, LLC, a Delaware limited liability company, dated April 3, 2025, and recorded April 4, 2025, at Reception No. 2369776, Official Records of Pueblo County, Colorado; as exercised pursuant to that certain Lease Option Exercise Notice dated April 3, 2025, and recorded April 4, 2025, at Reception No. 2369780, and recorded at Reception No. 2369783, Official Records of Pueblo County, Colorado.

Legal Description:

Tract 001

Township 22 South, Range 64 West of the 6th P.M., County of Pueblo, State of Colorado.

Section 5: SW1/4NW1/4; E1/2NW1/4; N1/2SW1/4, less and except the N1/2N1/2SW1/4 and SE1/4NW1/4 by Quit Claim Deed recorded October 11, 2005 at Reception No. 1642868, and less and except the SW1/4 of the NW1/4 by Quit Claim Deed (Correction Deed) recorded January 19, 2006 at Reception No. 1658274;

S1/2N1/2SE1/4; N1/2 of the NE1/4; S1/2 of the SE1/4;

Section 4: S1/2; NE1/4NW1/4; NW1/4NE1/4; S1/2NW1/4; NE1/4NE1/4; SE1/4NE1/4;

SCHEDULE D-31

LESS AND EXCEPT:

Lot 1, Arroyo Solar Substation Subdivision, according to the recorded plat thereof filed for record on February 19, 2025 at Reception No. 2365654 in the records of the Pueblo County Clerk and Recorder

Also described as:

A parcel of land within the southwest quarter of Section 4, Township 22 South, Range 64 West of the 6th Principal Meridian, County of Pueblo, State of Colorado and being more particularly described as follows:

Commence at the southwest corner of said southwest quarter of Section 4, thence along the West line of said southwest quarter; thence, North 00° 35’ 58” West for 824.09 feet; thence leaving said West line, North 89° 54’ 36” East for 152.26 feet to the POINT OF BEGINNING; thence, North 00° 05’ 24” West for 578.00 feet; thence, North 89° 54’ 36” East for 600.00 feet; thence, South 00° 05’ 24” East for 578.00 feet; thence South 89° 54’ 36” West for 600.00 feet to the POINT OF BEGINNING. Said parcel of land contains 346,800 square feet, which equates to 7.961 acres, more or less.

ALSO LESS AND EXCEPT:

An area of land within the northwest quarter of Section 4, Township 22 South, Range 64 West of the 6th Principal Meridian, County of Pueblo, State of Colorado and being more particularly described as follows:

Commence at the West Quarter Corner of said Section 4; thence along the West line of said northwest quarter, North 00° 43’ 33” West for 1327.05 feet to the South line of the northwest quarter of the northwest quarter of said Section 4; thence leaving said West line, along said South line, North 89° 50’ 54” East for 1137.06 feet to the POINT OF BEGINNING; thence continue along said South line, North 89° 50’ 54” East for 182.02 feet to the southeast corner of said northwest quarter of the northwest quarter; thence leaving said South line, along the East line of said northwest quarter of the northwest quarter, North 00° 45’ 45” West for 3.92 feet; thence leaving said East line, North 90° 00’ 00” East for 218.03 feet; thence, South 00° 00’ 00” East for 375.00 feet; thence, North 90° 00’ 00” West for 400.00 feet; thence, North 00° 00’ 00” East for 370.60 feet to the POINT OF BEGINNING. Said area of land contains 149,243 Square Feet, which equates to 3.426 Acres more or less.

Section 3: W1/2; NE1/4; N1/2SE1/4;

Township 21 South, Range 64 West of the 6th P.M., County of Pueblo, State of Colorado.

Section 32: E1/2; NE1/4NW1/4; E1/2SW1/4;

Section 29: S1/2SE1/4; all that part of the S1/2SW1/4 lying southeasterly of the southeasterly right-of-way line of the St. Charles River County Road, less a tract of land conveyed by Deed recorded October 28, 1937 in Book 844 at Page 303;

Section 28: SW1/4SW1/4;

Section 33: S1/2NW1/4; NW1/4NW1/4

Tract 002

SCHEDULE D-32

Township 21 South, Range 64 West of the 6th P.M., County of Pueblo, State of Colorado.

Section 33: SW1/4; SE1/4, S1/2NE1/4

For informational purposes only:

APN(s): 2400000082, 2400000080, 2400000005, 2400000029, 1432000001, 1400000040, 1400000046, 1400000113, 1400000112, and 1400000057

2.	Lessor: State of Colorado

Lease 2:

Solar Energy Production Lease No. 117013, by and between the State of Colorado, acting through its State Land Board of Land Commissioners, and RE Arroyo, LLC, dated February 1, 2025, filed with the State Board of Land Commissioners as evidenced by Memorandum of Solar Energy Production Lease No. 117103 dated February 1, 2025, recorded January 31, 2025, at Reception No. 2364167, of the Official Records of Pueblo County, Colorado.

Legal Description:

SW/4NE/4 and Lot 4 in Section 4, Township 22 South (T22S), Range 64 West (R64W), in Pueblo County, Colorado, and containing 80.49 acres of land, more or less

3.	Easement Option Owner: B&B Solar LLC

Easement Option 1:

Unrecorded Easement Option Agreement dated October 15, 2023, by and between Robert C. Barr and Barbara S. Barr, husband and wife, and RE Arroyo LLC, a Delaware limited liability company, as evidenced by that certain Memorandum of Easement Option Agreement recorded October 13, 2023, at Reception No. 2325996, Official Records of Pueblo County, Colorado; as amended by that certain unrecorded Amendment to Easement Option Agreement by and between Robert C. Barr and Barbara S. Barr, husband and wife, B&B Grazing LLC, a Colorado limited liability company, and B&B Solar LLC, a Colorado limited liability company, and RE Arroyo, LLC, a Delaware limited liability company, dated March 18, 2025, as evidenced by that certain Amended and Restated Memorandum of Easement Option Agreement recorded March 21, 2025, at Reception No. 2368399, Official Public Records of Pueblo County, Colorado; as amended by that certain unrecorded Second Amendment to Easement Option Agreement by and between Robert C. Barr and Barbara S. Barr, husband and wife, B&B Grazing LLC, a Colorado limited liability company, and B&B Solar LLC, a Colorado limited liability company, and RE Arroyo, LLC, a Delaware limited liability company, dated March 24, 2025, as evidenced by that certain Second Amended and Restated Memorandum of Easement Option Agreement recorded March 24, 2025, at Reception No. 2368632, Official Public Records of Pueblo County, Colorado; as exercised pursuant to that certain Easement Option Exercise Notice dated April 3, 2025, and recorded April 4, 2025, at Reception No. 2369791, Official Records of Pueblo County, Colorado.

Legal Description:

A STRIP OF LAND BEING 50 FEET WIDE LYING 25 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE WITHIN THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 22 SOUTH, RANGE 64 WEST OF THE 6TH PRINCIPAL MERIDIAN, COUNTY OF PUEBLO, STATE OF COLORADO AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 2, THENCE ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER, NORTH 89° 48’ 16” EAST FOR 1323.36

SCHEDULE D-33

FEET TO THE POINT OF BEGINNING; THENCE DEPARTING SAID SOUTH LINE, NORTH 45° 06’ 22” WEST FOR 1889.04 FEET TO A POINT ON THE WEST LINE OF SAID SOUTHWEST QUARTER WHENCE SAID SOUTHWEST CORNER OF SAID SECTION 2 BEARS SOUTH 00° 38’ 12” EAST FOR 1337.87 FEET, SAID POINT BEING THE POINT OF TERMINUS OF THIS DESCRIPTION. THE SIDE LINES OF SAID STRIP TO BE SHORTENED AND LENGTHENED AT THE BEGINNING AND TERMINUS TO MEET THE SOUTH AND WEST LINE OF SAID SOUTHWEST QUARTER OF SECTION 2.

SAID PARCEL OF LAND CONTAINS 94,452 SQUARE FEET, WHICH EQUATES TO 2.168 ACRES, MORE OR LESS.

THE BASIS OF BEARINGS ARE GRID AND BASED WITHIN THE COLORADO STATE PLANE COORDINATE SYSTEM OF 1983, SOUTH ZONE. CREATING A BEARING ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SECTION 4 OF, NORTH 89° 48’ 16” EAST FOR 2646.55 FEET BETWEEN A FOUND 3.25” ALUMINUM CAP STAMPED PLS 31159 ON THE WEST END AND A FOUND 3.25” ALUMINUM CAP STAMPED PLS 31159 EAST END AND A FOUND 3.25” ALUMINUM CAP STAMPED PLS 31159 EAST END.

[Schedule D continues on next page]

SCHEDULE D-34

CHEYENNE RIDGE II WIND PROJECT:

1. Lessor: A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company

Lease 96:

Unrecorded Wind Energy Lease dated April 1, 2017, by and between Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated April 1, 2017, recorded March 10, 2017, as Reception No. 240714, Official Public Records, Cheyenne County, Colorado, and recorded March 10, 2017 as Reception No. 573396, Official Public Records, Kit Carson County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 7, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 12, 2019, as Reception No. 242814, Official Public Records, Cheyenne County, Colorado, and recorded June 12, 2019 as Reception No. 578624, Official Public Records, Kit Carson County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado, and recorded March 22, 2024, as Reception No. 590732, Official Public Records, Kit Carson County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 1, 2024, by and between A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company.

Legal Description:

Tract 1

All of Section Two (2), Township Twelve (12) South, Range Forty-six (46) West of the 6th P.M., Cheyenne County, Colorado.

Tract 3

All of the East Half (E/2) of Section Thirteen (13), Township Twelve (12) South, Range Forty-six (46) West of the 6th P.M., Cheyenne County, Colorado.

Tract 4

All of Section Twenty-two (22), Township Twelve (12) South, Range Forty-six (46) West of the 6th P.M., Cheyenne County, Colorado.

Tract 5

All of Section Thirty-five (35), Township Eleven (11) South, Range Forty-six (46) West of the 6th P.M., Kit Carson County, Colorado.

Tract 6

All of Section Twenty-seven (27), Township Twelve (12) South, Range Forty-six (46), West of the 6th P.M., Cheyenne County, Colorado.

2. Lessor: A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company

Lease 97:

Unrecorded Wind Energy Lease dated April 1, 2017, by and between Schutte Farms, LLC, a Colorado

SCHEDULE D-35

limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated April 1, 2017, recorded March 10, 2017, as Reception No. 240715, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; , as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 1, 2024, by and between A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company.

Legal Description:

Tract 1

The West Half (W/2) of Section Four (4), Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 2

All of Section Five (5), Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 3

All of Section Six (6), Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 4

All of Section Seven (7), Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 5

All of Section Eight (8), Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 6

All of Section Nine (9), Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 7

All of Section Seventeen (17), Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

LESS AND EXCEPT:

THE FOLLOWING REAL PROPERTY LOCATED IN THE COUNTY OF CHEYENNE, STATE OF COLORADO:

A PARCEL OF LAND BEING A PORTION OF THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 12 SOUTH, RANGE 46 WEST OF THE 6TH PRINCIPAL MERIDIAN, CHEYENNE

SCHEDULE D-36

COUNTY, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 17;

THENCE ALONG THE WESTERLY LINE OF SAID SECTION 17, NORTH 03°23’11” WEST A DISTANCE OF 30.00 FEET TO THE NORTHERLY RIGHT-OF-WAY OF COUNTY ROAD “DD”, SAID NORTHERLY RIGHT-OF-WAY LYING PARALLEL WITH AND THIRTY FEET NORTHERLY OF THE SOUTHERLY LINE OF SAID SOUTHWEST QUARTER OF SAID SECTION 17 AND THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID WESTERLY LINE, NORTH 03°23’11” WEST A DISTANCE OF 570.00 FEET TO A LINE LYING PARALLEL WITH AND SIX HUNDRED FEET NORTHERLY OF THE SOUTHERLY LINE OF SAID SOUTHWEST QUARTER OF SAID SECTION 17;

THENCE ALONG SAID PARALLEL LINE, NORTH 87°21’06” EAST A DISTANCE OF 550.00 FEET TO A LINE LYING PARALLEL WITH AND FIVE HUNDRED FIFTY FEET WESTERLY OF THE WESTERLY LINE OF SAID SECTION 17;

THENCE ALONG SAID PARALLEL LINE, SOUTH 03°23’11” EAST A DISTANCE OF 570.00 FEET TO SAID NORTHERLY RIGHT-OF-WAY;

THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY, SOUTH 87°21’06” WEST A DISTANCE OF 550.00 FEET TO THE POINT OF BEGINNING;

THE ABOVE DESCRIBED TRACT CONTAINS 313,473 SQUARE FEET OR 7.196 ACRES, MORE OR LESS.

BASIS OF BEARINGS: ASSUMING THE WESTLY LINE OF SECTION 17, AS BEARING NORTH 03°23’11” WEST.

Tract 8

All of Section Eighteen (18), Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

LESS AND EXCEPT:

THE FOLLOWING REAL PROPERTY LOCATED IN THE COUNTY OF CHEYENNE, STATE OF COLORADO:

A PARCEL OF LAND BEING A PORTION OF THE SOUTHWEST QUARTER OF SECTION 18, TOWNSHIP 12 SOUTH, RANGE 46 WEST OF THE 6TH PRINCIPAL MERIDIAN, CHEYENNE COUNTY, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 18;

THENCE ALONG THE EASTERLY LINE OF SAID SECTION 18, NORTH 03°23’11” WEST A DISTANCE OF 30.00 FEET TO THE NORTHERLY RIGHT-OF-WAY OF COUNTY ROAD “DD”, SAID NORTHERLY RIGHT-OF-WAY LYING PARALLEL WITH AND THIRTY FEET NORTHERLY OF THE SOUTHERLY LINE OF SAID SOUTHEAST QUARTER OF SAID SECTION 18, SAID POINT BEING THE POINT OF BEGINNING;

SCHEDULE D-37

THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY, SOUTH 84°04’53” WEST A DISTANCE OF 584.88 FEET;

THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY, NORTH 05°55’07” WEST A DISTANCE OF 455.00 FEET TO A LINE PARALLEL WITH AND FOUR HUNDRED EIGHTY FIVE FEET NORTHERLY OF THE SOUTHERLY LINE OF SAID SOUTHEAST QUARTER OF SAID SECTION 18;

THENCE ALONG SAID PARALLEL LINE, NORTH 84°04’53” EAST A DISTANCE OF 605.00 FEET TO SAID EASTERLY LINE OF SAID SECTION 18;

THENCE ALONG SAID EASTERLY LINE, SOUTH 03°23’11” EAST A DISTANCE OF 455.44 FEET TO THE POINT OF BEGINNING;

THE ABOVE DESCRIBED TRACT CONTAINS 270,697 SQUARE FEET OR 6.214 ACRES, MORE OR LESS.

BASIS OF BEARINGS: ASSUMING THE EASTERLY LINE OF SECTION 18, AS BEARING NORTH 03°23’11” WEST.

3. Lessor: A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company

Lease 98:

Unrecorded Wind Energy Lease dated April 1, 2017, by and between Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated April 1, 2017, recorded March 10, 2017, as Reception No. 240716, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 1, 2024, by and between A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company.

Legal Description:

Tract 1

All of Section Eleven (11), Township Thirteen (13) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 2

The Southwest Quarter (SW/4) of Section Twelve (12), Township Thirteen (13) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 3

The Northeast Quarter (NE/4) of Section Fourteen (14), Township Thirteen (13) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

SCHEDULE D-38

Tract 4

All of Section Twenty-three (23), Township Thirteen (13) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 5

All of Section Twenty-six (26), Township Thirteen (13) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

4. Lessor: Edward Mousel, Therese Mousel and Francesca Mousel, as to Tract 4

Lease 99:

Unrecorded Wind Energy Lease dated April 1, 2017, by and between Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated April 1, 2017, recorded March 10, 2017, as Reception No. 240717, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 1, 2024, by and between A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company.

Legal Description:

Tract 4

All of Section Twenty-one (21), Township Thirteen (13) South, Range Forty-six (46) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

5. Lessor: A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company

Lease 12B:

Unrecorded Wind Energy Lease dated April 1, 2017, by and between Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated April 1, 2017, recorded March 10, 2017, as Reception No. 240718, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as bifurcated, amended and restated by that certain Bifurcated, Amended and Restated Wind Energy Lease dated September 15, 2023, notice of which is given by that certain Bifurcated, Amended and Restated Memorandum of Wind Energy Lease recorded November 14, 2023, as Reception No. 247995, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as further bifurcated, amended and restated by that certain unrecorded First Amendment to Bifurcated, Amended and Restated Wind Energy Lease dated May 1, 2024, by and

SCHEDULE D-39

between A & A Farms, LLC, a Colorado limited liability company, Schutte Farms, LLC, a Colorado limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company.

Legal Description

Tract 1

All of Section Six (6), Township Thirteen (13) South, Range Forty-six (46), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 2

All of Section Seven (7), Township Thirteen (13) South, Range Forty-six (46), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 3

All of Section One (1), Township Thirteen (13) South, Range Forty-seven (47), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 5

The North Half (N/2) of Section Twelve (12), Township Thirteen (13) South, Range Forty-seven (47), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

6. Lessor: AP Colorado, LLC (as to Tracts 4, 7 and 8) and Dale Mitchek LLC (as to Tract 6)

Lease 102B:

Unrecorded Wind Energy Lease dated March 1, 2017, by and between Dale Mitchek, LLC, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated March 1, 2017, recorded April 4, 2017, as Reception No. 240783, Official Public Records, Cheyenne County, Colorado; as bifurcated, amended and restated by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease dated May 22, 2019, recorded May 24, 2019 as Reception No. 242742, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 7, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 12, 2019, as Reception No. 242814, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado.

Legal Description:

Tract 4

The South Half of Section Thirty-four (34), Township Twelve (12) South, Range Forty-six (46) West of the 6th P.M., Cheyenne County, Colorado.

Tract 6

The North Half (N/2) of Section Thirteen (13), Township Thirteen (13) South, Range Forty-six (46) West of the 6th P.M., Cheyenne County, Colorado.

Tract 7

The East Half (E/2) and the Southwest Quarter (SW/4) of Section Two (2), Township Thirteen (13) South, Range Forty-six (46) West of the 6th P.M., Cheyenne County, Colorado.

SCHEDULE D-40

Tract 8

The Northwest Quarter (NW/4) of Section Two (2), Township Thirteen (13) South, Range Forty-six (46) West of the 6th P.M., Cheyenne County, Colorado.

7. Lessor: Jack Mitchek and Becky Mitchek

Lease 103:

Unrecorded Wind Energy Lease dated March 1, 2017, by and between Jack Mitchek, a single person, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated March 1, 2017, recorded March 31, 2017, as Reception No. 240779, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado.

Legal Description:

Tract 1

The East Half (E 1⁄2) and the Northwest Quarter (NW 1⁄4) of Section Twelve (12), in Township Thirteen (13) South, Range Forty-six (46), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

8. Lessor: Corby D. Blankenbaker

Lease 103:

Unrecorded Wind Energy Lease dated May 15, 2017, by and between Corby D. Blankenbaker, a single person, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated May 15, 2017, recorded April 19, 2017, as Reception No. 240818, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 7, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 12, 2019, as Reception No. 242814, Official Public Records, Cheyenne County, Colorado; as bifurcated, amended and restated by that certain Bifurcated, Amended and Restated Wind Energy Lease dated March 15, 2024, notice of which is given by that certain Bifurcated, Amended and Restated Memorandum of Wind Energy Lease recorded March 18, 2024 as Reception No. 248287, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as further bifurcated, amended, and restated by that certain unrecorded First Amendment to Bifurcated, Amended and Restated Wind Energy Lease dated May 1, 2024, by and between Corby D. Blankenbaker, a single person, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company.

Legal Description:

Tract 22

All of Section Four (4), in Township Twelve (12) South, Range Forty-seven (47), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

SCHEDULE D-41

9. Lessor: Patricia Ritchey and David W. Ritchey, (as to Tract 1) and Goodell Family Trust, (as to Tract 22)

Lease 106A:

Unrecorded Wind Energy Lease dated April 15, 2017, by and between R L Five Limited Partnership, LLLP, a Colorado limited liability limited partnership, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated April 15, 2017, recorded May 16, 2017, as Reception No. 240877, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 7, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 12, 2019, as Reception No. 242814, Official Public Records, Cheyenne County, Colorado; as bifurcated, amended and restated by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease, dated March 26, 2020, recorded April 2, 2020 in Reception No. 243707, Official Public Records, Cheyenne County, Colorado; as further amended by that unrecorded Amendment to Wind Energy Lease dated September 29, 2020, and as further bifurcated, amended and restated by that Bifurcated, Amended and Restated Wind Energy Lease dated September 15, 2023, notice of which Is given by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease recorded October 25, 2023, as Reception No. 247923, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as affected by that certain Trifurcated, Amended and Restated Wind Energy Lease dated September 15, 2023, notice of which Is given by that Trifurcated, Amended and Restated Memorandum of Wind Energy Lease recorded July 24, 2024, as Reception No. 248602, Official Public Records, Cheyenne County, Colorado; as affected by that certain Trifurcated, Amended and Restated Wind Energy Lease dated September 15, 2023, notice of which Is given by that Trifurcated, Amended and Restated Memorandum of Wind Energy Lease recorded July 24, 2024, as Reception No. 248601, Official Public Records, Cheyenne County, Colorado; as affected by that certain First Amendment to Trifurcated, Amended and Restated Wind Energy Lease dated July 2, 2024, by and between Cheyenne Ridge II Wind Project, LLC, and David W. Ritchey and Patricia Ritchey (a/k/a Patricia Elaine Ritchey), husband and wife, and as affected by that certain First Amendment to Trifurcated, Amended and Restated Wind Energy Lease dated July 2, 2024, by and between Cheyenne Ridge II Wind Project, LLC and Jack W. Goodell, Trustee of the Goodell Family Trust.

Legal Description:

Tract 1

The South Half (S/2) of Section Fifteen (15), Township Twelve (12) South, Range Forty-seven (47), West of the 6th Principal Meridian, Cheyenne County, Colorado.

Tract 22

The North Half (N/2) of Section Twenty-one (21), Township Twelve (12) South, Range Forty-seven (47), West of the 6th Principal Meridian, Cheyenne County, Colorado.

10. Lessor: Laurita Cure and Richard Cure, Co-Trustees of the Joseph Cure Family Trust (as to undivided 1⁄2 interest); Laurita Cure (as to undivided 1⁄2 interest)

Lease 111B:

Unrecorded Wind Energy Lease dated June 15, 2017, by and between Laurita Cure and Shirley Smith, Co-Trustees of the Joseph Cure Family Trust (as to an undivided one-half (1⁄2) interest), and Laurita Cure, a single person (as to an undivided one-half (1⁄2) interest), and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated June

SCHEDULE D-42

15, 2017, recorded July 3, 2017, as Reception No. 240996, Official Public Records, Cheyenne County, Colorado, and recorded July 3, 2017, as Reception No. 574227, Official Public Records, Kit Carson County, Colorado; as bifurcated, amended and restated by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease, dated May 20, 2019, recorded May 29, 2019 in Reception No. 242757, Official Public Records, Cheyenne County, Colorado, and recorded May 29, 2019, as Reception No. 578521, Official Public Records, Kit Carson County, Colorado; as bifurcated, amended and restated by that First Amendment to Bifurcated, Amended and Restated Memorandum of Wind Energy Lease, dated June 25, 2019, recorded June 25, 2019 in Reception No. 242894, Official Public Records, Cheyenne County, Colorado, and recorded June 25, 2019, as Reception No. 578709, Official Public Records, Kit Carson County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 25, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 26, 2019 in Reception No. 242895, Official Public Records, Cheyenne County, Colorado, and recorded June 26, 2019, as Reception No. 578716, Official Public Records, Kit Carson County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado, and recorded March 22, 2024, as Reception No. 590732, Official Public Records, Kit Carson County, Colorado; as further bifurcated, amended and restated by that certain unrecorded Second Amendment to Bifurcated, Amended and Restated Wind Energy Lease dated May 1, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company and Laurita Cure and Shirley Smith, Co-Trustees of the Joseph Cure Family Trust (as to an undivided one-half (1⁄2) interest), and Laurita Cure, a single person (as to an undivided one-half (1⁄2) interest).

Legal Description:

Tract 1

All of Section 13, Township 12 South, Range 47 West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 22

The East Half of Section 24, Township 12 South, Range 47 West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 23

All of Section 1, Township 12 South, Range 47, West of the Sixth Principal Meridian, Cheyenne County, Colorado.

LESS AND EXCEPT:

A tract of land commencing at the Southwest corner of said Section 1; thence East along the South section line of said Section 1, a distance of 350 feet; thence North and parallel with the West section line of said Section 1, a distance of 700 feet; thence west and parallel with the South section line of Section 1, a distance of 350 feet to the West line of said Section 1; thence South along the West section line of said Section 1, a distance of 700 feet to the point of beginning.

Tract 24

All of Section 11, Township 12 South, Range 47, West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 25

The South Half of Section 12, Township 12 South, Range 47, West of the Sixth Principal Meridian, Cheyenne County, Colorado.

SCHEDULE D-43

Tract 27

The Southeast Quarter of Section 35, Township 11 South, Range 47, West of the Sixth Principal Meridian, Kit Carson County, Colorado.

11. Lessor: Troy R. Smith

Lease 116:

Unrecorded Wind Energy Lease dated August 15, 2017, by and between Bobby Dean Waterhouse, a single person, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated August 15, 2017, recorded August 1, 2017, as Reception No. 241088, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 1, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and Troy R. Smith, a single person.

Legal Description:

Tract 1

The North Half (N 1⁄2) of Section Twelve (12), in Township Twelve (12) South, Range Forty-seven (47) West of the Sixth (6th) Principal Meridian, Cheyenne County, Colorado.

Tract 22

The Northeast Quarter (N 1⁄4) of Section Fourteen (14), in Township Twelve (12) South, Range Forty-seven (47) West of the Sixth (6th) Principal Meridian, Cheyenne County, Colorado.

12. Lessor: Clarence L. and Kitty Jones Revocable Trust, dated November 16, 2020

Lease 130:

Unrecorded Wind Energy Lease dated December 1, 2017, by and between Kitty Jones and clarence Jones, wife and husband, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated December 1, 2017, recorded November 7, 2017, as Reception No. 241289, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 1, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and Clarence L. and Kitty Jones Revocable Trust dated November 16, 2020.

Legal Description:

SCHEDULE D-44

Tract 22

The South Half (S 1⁄2) of Section Ten (10), in Township Twelve (12) South, Range Forty-six (46) West of the 6th P.M., in Cheyenne County, Colorado.

Tract 23

The North Half (N 1⁄2) of Section Ten (10), in Township Twelve (12) South, Range Forty-six (46) West of the 6th P.M., in Cheyenne County, Colorado.

13. Lessor: Landsman Hill, LLC, a Colorado limited liability company

Lease 131:

Unrecorded Wind Energy Lease dated December 1, 2017, by and between Landsman Hill, LLC, a Colorado limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated December 1, 2017, recorded November 17, 2017, as Reception No. 241324, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated August 29, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded August 30, 2019, as Reception No. 243099, Official Public Records, Cheyenne County, Colorado; as amended and restated by that Amended and Restated Memorandum of Wind Energy Lease, dated June 24, 2021, by and between Landsman Hill, LLC, a Colorado limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, recorded July 7, 2021 in Reception No. 245233, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado.

Legal Description:

Tract 1

The N1⁄2 of Section 21, Township 12 South, Range 46, West of the 6th P.M. in Cheyenne County, Colorado.

Tract 22

The N1⁄2 of Section 20, Township 12 South, Range 46, West of the 6th P.M. in Cheyenne County, Colorado.

AND

Lot Nos. 9, 10, 11, 12, 13, 14, 15 and 16 of the S1⁄2 of Section 20, Township 12 South, Range 46, West of the 6th P.M. in Cheyenne County, Colorado.

Tract 23

All of Section 19, Township 12 South, Range 46, West of the 6th P.M. in Cheyenne County, Colorado.

Tract 24

The W1/2 of Section 28, Township 12 South, Range 46, West of the 6th P.M. in Cheyenne County, Colorado.

14. Lessor: RiteCare, LLC, a Colorado limited liability company

Lease 132B:

Unrecorded Wind Energy Lease dated December 15, 2017, by and between RiteCare, LLC, a Colorado limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as

SCHEDULE D-45

evidenced of record by that Memorandum of Wind Energy Lease dated December 15, 2017, recorded November 29, 2017, as Reception No. 241332, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 7, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 12, 2019, as Reception No. 242814, Official Public Records, Cheyenne County, Colorado; as bifurcated, amended and restated by that Bifurcated, Amended and Restated Wind Energy Lease dated January 1, 2024, notice of which is given by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease recorded February 13, 2024, as Reception No. 248206, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado.

Legal Description:

Tract 1

All of Section Twenty (20), in Township Twelve (12) South, Range Forty-seven (47) West, Cheyenne County, Colorado.

15. Lessor: T J Farms, L. P., a Colorado limited partnership

Lease 133B:

Unrecorded Wind Energy Lease dated January 1, 2018, by and between T J Farms, L. P., a Colorado limited partnership, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated January 1, 2018, recorded December 1, 2017, as Reception No. 241339, Official Public Records, Cheyenne County, Colorado, and recorded December 1, 2017, as Reception No. 575108, Official Public Records, Kit Carson County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 20, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 20, 2019, as Reception No. 242877, Official Public Records, Cheyenne County, Colorado, and recorded June 20, 2019, as Reception No. 578684, Official Public Records, Kit Carson County, Colorado; as amended by that unrecorded Amendment to Wind Energy Lease dated January 29, 2021, as bifurcated, amended and restated by that Bifurcated, Amended and Restated Wind Energy Lease dated September 15, 2023, notice of which is given by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease recorded January 22, 2024, as Reception No. 248148, Official Public Records, Cheyenne County, Colorado, and recorded January 23, 2024, as Reception No. 590417, Official Public Records, Kit Carson County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado, and recorded March 22, 2024, as Reception No. 590732, Official Public Records, Kit Carson County, Colorado; as further bifurcated, amended and restated by that certain unrecorded First Amendment to Bifurcated, Amended and Restated Wind Energy Lease dated June 15, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and T J Farms, L. P., a Colorado limited partnership.

Legal Description:

Tract

All of Section Three (3), All of Section Five (5), the East Half (E1/2) of Section Eight (8), All of Section Nine (9), the West Half (W1/2) of Section Ten (10), All of Section Seventeen (17), all in Township Twelve (12) South, Range Forty-Seven (47), West of the Sixth (6th) Principal Meridian, in Cheyenne County,

SCHEDULE D-46

Colorado.

Tract 22

The East Half (E1/2) of Section Ten (10), Township Twelve (12) South, Range Forty-Seven (47), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 23

The South Half (S1/2) of Section Fourteen (14), Township Twelve (12) South, Range Forty-Seven (47), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 25

The South Half (S1/2) of Section Twenty-two (22), Township Twelve (12) South, Range Forty-Seven (47), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado;

The East Half (E1/2) of Section Twenty-Three (23), Township Twelve (12) South, Range Forty-Seven (47), West of the 6th P.M., in Cheyenne County, Colorado, EXCEPT a tract of land more particularly described as follows:

Commencing at a point which is the Northeast corner of said section, thence West along the North section line, a distance of 850 feet, thence South and parallel with the East side of said section, a distance of 2,126 feet, thence East and parallel with the North side of said section, a distance of 850 feet, thence North along the East section line of said section to the Northeast corner and point of beginning;

All of Section Twenty-Six (26), Township Twelve (12) South, Range Forty-Seven (47), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado; and

The Northwest Quarter (NW1/4) of Section Twenty-Seven (27), Township Twelve (12) South, Range Forty-Seven (47), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 27

The West Half (W1/2) of Section Thirty (30), Township Eleven (11) South, Range Forty-six (46), West of the Sixth (6th) Principal Meridian, in Kit Carson County, Colorado;

All of Section Thirty-one (31), Township Eleven (11) South, Range Forty-six (46), West of the Sixth (6th) Principal Meridian, in Kit Carson County, Colorado;

All of Section Twenty-five (25), Township Eleven (11) South, Range Forty-seven (47), West of the Sixth (6th) Principal Meridian, in Kit Carson County, Colorado;

and The East Half (E1/2) of Section Twenty-six (26), Township Eleven (11) South, Range Forty-seven (47), West of the Sixth (6th) Principal Meridian, in Kit Carson County, Colorado.

Tract 28

The North Half (N1/2) of Section Thirty-five (35), Township Eleven (11) South, Range Forty-seven (47), West of the Sixth (6th) Principal Meridian, in Kit Carson County, Colorado, EXCEPT a parcel of land located in the Southwest corner of the Northwest Quarter, being more particularly described as follows:

Beginning at the Southwest corner of said Northwest Quarter of Section 35, Township 11 South, Range 47 West of the (6th) Principal Meridian, thence North along the West line a distance of 264’; thence East a distance of 33’; thence South parallel to the West line a distance of 264’ to the South Quarter section line; thence 33’ more or less to the point and place of beginning.

SCHEDULE D-47

Tract 29

The Southwest Quarter (SW1/4) of Section Thirty-four (34), Township Eleven (11) South, Range Forty-seven (47), West of the Sixth (6th) Principal Meridian, in Kit Carson County, Colorado.

Tract 10

The Southeast Quarter (SE1/4) of Section Thirty-four (34), Township Eleven (11) South, Range Forty-seven (47), West of the Sixth (6th) Principal Meridian, in Kit Carson County, Colorado.

16. Lessor: TNT Farms, LLC, a Colorado limited liability company

Lease 134:

Unrecorded Wind Energy Lease dated January 1, 2018, by and between Theodore R. Smelker (a/k/a Theodore Ray Smelker) and Trina K. Smelker, Trustees of the Theodore R. Smelker Trust No 1 dated June 1, 1994 (as to an undivided three-fourths (3/4) interest) and Theodore R. Smelker (a/k/a Theodore Ray Smelker) and Trina K. Smelker, Trustees of the Trina K. Smelker Trust No. 1 dated June 1, 1994 (as to an undivided one-fourth (1/4) interest), and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated January 1, 2018, recorded December 1, 2017, as Reception No. 241338, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as further amended by that certain unrecorded Second Amendment to Wind Energy Lease dated June 15, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and TNT Farms, LLC, a Colorado limited liability company.

Legal Description:

Tract 20

The Northwest Quarter (NW/4) of Section Fourteen (14), Township Twelve (12) South, Range Forty-seven (47) West of the Sixth Principal Meridian, and The Northeast Quarter (NE1/4) of Section Fifteen (15), Township Twelve (12) South, Range Forty-seven (47) West of the Sixth Principal Meridian.

17. Lessor: TNT Farms, LLC, a Colorado limited liability company

Lease 135:

Unrecorded Wind Energy Lease dated January 1, 2018, by and between Theodore R. Smelker (a/k/a Theodore Ray Smelker) and Trina K. Smelker, Trustees of the Theodore R. Smelker Trust No. 1 dated June 1, 1994 (as to an undivided one-half (1/2) interest) and Theodore R. Smelker (a/k/a Theodore Ray Smelker) and Trina K. Smelker, Trustees of the Trina K Smelker Trust No. 1 dated June 1, 1994 (as to an undivided one-half (1/2) interest), and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated January 1, 2018, recorded December 1, 2017, as Document No. 575109, Official Public Records, Kit Carson County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 20, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 20, 2019, as Document No. 578684, Official Public Records, Kit Carson County, Colorado; as further amended by that unrecorded Amendment to Wind Energy Lease dated January 29, 2021, as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a

SCHEDULE D-48

Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 00590732, Official Public Records, Kit Carson County, Colorado; as further amended by that certain unrecorded Second Amendment to Wind Energy Lease dated June 15, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and TNT Farms, LLC, a Colorado limited liability company.

Legal Description:

Tract 22

The Southwest Quarter (SW1/4) of Section Thirty-five (35), and a one acre tract in the Southwest corner of the Northwest Quarter (NW1/4) of Section Thirty-five (35), the same being 264’ (North and South) by 83’ (East and West), all in the Township Eleven (11) South, Range Forty-seven (47) West of the 6th P.M., in Kit Carson County, Colorado.

18. Lessor: Colin Edward Simon

Lease 136:

Unrecorded Wind Energy Lease dated December 15, 2017, by and between Colin Edward Simon, a single person, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated December 15, 2017, recorded December 8, 2017, as Reception No. 241354, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated September 1, 2024, by and between by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and Colin Edward Simon, a single person.

Legal Description:

Tract 1

All of Section Fourteen (14), in Township Twelve (12) South, Range Forty-six (46), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

19. Lessor: RL Lippelmann Investments LLC, a Kansas limited liability company

Lease 138:

Unrecorded Wind Energy Lease dated January 1, 2018, by and between RL Lippelmann Investments LLC, a Kansas limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated January 1, 2018, recorded December 20, 2017, as Reception No. 241373, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to

SCHEDULE D-49

Wind Energy Lease dated May 1, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and RL Lippelmann Investments LLC, a Kansas limited liability company.

Legal Description:

Tract 1

The East Half (E/2) of Section Twenty-eight (28), Township Twelve (12) South, Range Forty-six (46) West of the 6th P.M., Cheyenne County, Colorado.

20. Lessor: Christine A. Gravesen

Lease 139:

Unrecorded Wind Energy Lease dated July 1, 2017, by and between Christine A. Gravesen and Terry J. Gravesen, wife and husband, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated July 1, 2017, recorded December 20, 2017, as Reception No. 241372, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded Amendment No. 2 to Wind Energy Lease dated June 15, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and Rodney Carlson, in his capacity as Personal Representative of the Estate of Terry J. Gravesen, Kyle R. Gravesen, a single person, in his capacity as Personal Representative of the Estate of Terry J. Gravesen and also in his capacity as presumptive heir, and Adam R. Gravesen, a married person, in his capacity as presumptive heir.

Legal Description:

Tract 1

The North Half (N1/2) of Section Fifteen (15), Township Twelve (12) South, Range Forty-Six (46) West of the Sixth Principal Meridian (6th P.M.), County of Cheyenne, State of Colorado.

21. Lessor: Gravesen, LLC, an Illinois limited liability company

Lease 140:

Unrecorded Wind Energy Lease dated December 1, 2017, by and between Gravesen, LLC, an Illinois limited liability company, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated December 1, 2017, recorded December 26, 2017, as Reception No. 241387, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 20, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and Gravesen, LLC, an Illinois limited liability company.

SCHEDULE D-50

Legal Description:

Tract 1

The West Half (W 1⁄2) of Section Thirteen (13), and the South Half (S 1⁄2) of Section Fifteen (15), all in Township Twelve (12) South, Range Forty-six (46) West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

22. Lessor: Simon Farms Land LLC, a Colorado limited liability company, and Simon Family Land LLC, a Colorado limited liability company

Lease 141B:

Unrecorded Wind Energy Lease dated February 1, 2018, by and between Simon Farms, a Colorado partnership, and Simon Family Inc., a Colorado Corporation, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated February 1, 2018, recorded December 26, 2017, as Reception No. 241386, Official Public Records, Cheyenne County, Colorado; as amended and restated by that Amended and Restated Memorandum of Wind Energy Lease, dated April 15, 2018, recorded April 13, 2018 in Reception No. 241633, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 20, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 20, 2019, as Reception No. 242877, Official Public Records, Cheyenne County, Colorado; as bifurcated, amended and restated by that Bifurcated, Amended and Restated Wind Energy Lease dated September 15, 2023, notice of which is given by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease recorded January 22, 2024, as Reception No. 248145, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado.

Legal Description:

Tract 1

The West Half (W 1⁄2) of Section Twenty-four (24), in Township Twelve (12) South, Range Forty-seven (47), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

Tract 22

Southeast Quarter (SE4) of Section Fourteen (14), Township Thirteen (13) South, Range Forty-six (46), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 25

Southwest Quarter (SW4) of Section Fourteen (14), Township Thirteen (13) South, Range Forty-six (46), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 26

All of Section Twenty-two (22), Township Thirteen (13) South, Range Forty-six (46), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

23. Lessor: Robinette K. Graber and David Graber, wife and husband

Lease 155:

Unrecorded Wind Energy Lease dated April 15, 2018, by and between Robinette K. Graber and David Graber, wife and husband, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as

SCHEDULE D-51

evidenced of record by that Memorandum of Wind Energy Lease dated April 15, 2018, recorded March 30, 2018, as Reception No. 241612, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; and further amended by that First Amendment to Wind Energy Lease dated April 15, 2023, notice of which is imparted by that Amended and Restated Memorandum and Short Form Lease of Wind Energy Lease recorded May 11, 2023, as Reception No. 247491, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as further amended by that certain unrecorded Second Amendment to Wind Energy Lease dated May 1, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and Robinette K. Graber and David Graber, wife and husband.

Legal Description:

Tract 22

The surface and surface rights only in and to the North Half (N/2) of Section Thirty-four (34), in Township Twelve (12) South, Range Forty-Six (46) West of the 6th P.M., Cheyenne County, Colorado.

24. Lessor: Laura J. Farney, a single person (as to an undivided 2/9th interest), and Deborah S. Reddout and Steve Reddout, wife and husband (as to an undivided 2/9th interest), Daniel J. Farney, a single person (as to an undivided 4/9th interest), and Christina A. White (a/k/a Christine White) a single person (as to an undivided 1/9th interest)

Lease 160:

Unrecorded Wind Energy Lease dated March 1, 2018, by and between Laura J. Farney, a single person (as to an undivided 2/9th interest), and Deborah S. Reddout and Steve Reddout, wife and husband (as to an undivided 2/9th interest), Phyllis Erline Farney, a single person (as to an undivided 4/9th interest), and Christina A. White (a/k/a Christine White) a single person (as to an undivided 1/9th interest), and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated March 1, 2018, recorded August 24, 2018, as Reception No. 241942, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 20, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 20, 2019, as Reception No. 242877, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado.

Legal Description:

Tract 1

The South Half (S1/2) of Section Twenty-one (21), in Township Twelve (12) South, Range Forty-Six (46) West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

25. Lessor: KICT, LLC, a Colorado limited liability corporation

Lease 163:

Unrecorded Wind Energy Lease dated March 15, 2018, by and between Harold Rother Farms, Inc., a

SCHEDULE D-52

Colorado corporation, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated March 15, 2018, recorded May 8, 2018, as Reception No. 241698, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; and as further assigned by that Real Property Rights Assignment and Assumption Agreement dated March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded May 16, 2024, as Reception No. 248445, Official Public Records, Cheyenne County, Colorado.

Legal Description:

Tract 22

The South Half (S1⁄2) and the Northeast Quarter (NE4) of Section Thirty-four (34), All of Section Thirty-five (35), Township 12 South, Range Forty-seven (47) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

26. Lessor: Nolan Eakin

Lease 164:

Unrecorded Wind Energy Lease dated June 1, 2018, by and between Nolan Eakin, a single person, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated June 1, 2018, recorded May 14, 2018, as Reception No. 241716, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No. 242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 1, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and Nolan Eakin, a single person.

Legal Description:

Tract 1

All of Section Eleven (11), Township Twelve (12), South, Range Forty-six (46), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

27. Lessor: Lucas T. Beek and Maurene J. Beek, husband and wife

Lease 179:

Unrecorded Wind Energy Lease dated September 15, 2018, by and between Lucas T. Beek and Maurene J. Beek, husband and wife, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated September 15, 2018, recorded September 10, 2018, as Reception No. 241966, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated December 14, 2018, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded December 17, 2018, as Reception No.

SCHEDULE D-53

242239, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado; as amended by that certain unrecorded First Amendment to Wind Energy Lease dated May 1, 2024, by and between Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, and Lucas T. Beek and Maurene J. Beek, husband and wife.

Legal Description:

Tract 1

All of Section One (1), in Township Thirteen (13) South, Range Forty-six (46), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

28.	Lessor: LDS Farms, L.P., a Colorado limited partnership

Lease 181B:

Unrecorded Wind Energy Lease dated October 15, 2018, by and between LDS Farms, L.P., a Colorado limited partnership, and Cheyenne Ridge Wind Project, LLC, a Colorado limited liability company, as evidenced of record by that Memorandum of Wind Energy Lease dated October 15, 2018, recorded October 12, 2018, as Reception No. 242090, Official Public Records, Cheyenne County, Colorado; as bifurcated, amended and restated by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease, dated April 1, 2019, recorded May 3, 2019 in Reception No. 242650, Official Public Records, Cheyenne County, Colorado; as bifurcated, amended and restated by that Bifurcated, Amended and Restated Memorandum of Wind Energy Lease, dated May 1, 2019, recorded May 3, 2019 in Reception No. 242651, Official Public Records, Cheyenne County, Colorado; as assigned by that Real Property Rights Assignment and Assumption Agreement dated June 7, 2019, by and between Cheyenne Ridge Wind Project, LLC, a Delaware limited liability company, and Cow Creek Wind Project, LLC, a Delaware limited liability company, recorded June 12, 2019, as Reception No. 242814, Official Public Records, Cheyenne County, Colorado; as further amended by Second Amendment to Wind Energy Lease dated April 28, 2022, notice of which is imparted by that Second Amended and Restated Memorandum of Wind Energy Lease recorded on June 8, 2022, in Reception No. 246476, Official Public Records, Cheyenne County, Colorado; as further assigned by that Real Property Rights Assignment and Assumption Agreement dated as of March 21, 2024, by and between Cow Creek Wind Project, LLC, a Delaware limited liability company, and Cheyenne Ridge II Wind Project, LLC, a Delaware limited liability company, recorded March 22, 2024, as Reception No. 248321, Official Public Records, Cheyenne County, Colorado.

Legal Description:

Tract 22

The North Half (N/2) of Section Twenty-two (22), Township Twelve (12) South, Range Forty-seven (47), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 23

The South 1⁄2 of Section 27, Township Twelve 12 South, Range 47 West of the 6th P.M., Cheyenne County, Colorado.

Tract 24

The South Half (S1⁄2) of Section Twenty-Eight (28), Township Twelve (12) South, Range Forty-Seven (47) West of the Sixth (6th) Principal Meridian, Cheyenne County, Colorado.

Schedule D continues on next page]

SCHEDULE D- 54

ROCKY MOUNTAIN SOLAR:

1.	Lessor: S Bar Ranches, Inc., a Colorado company

Solar Energy Lease:

Leasehold and Easement pursuant to an unrecorded Solar Energy and Storage Lease Agreement by and between J-S Farms, Inc, as Landlord/Lessor and Rocky Mountain Solar PV LLC, A Delaware limited liability company, as evidenced by Short Form Lease Agreement dated March 18, 2021, and recorded March 23, 2022 at Reception No. 2269734, Public Records of Pueblo County, Colorado, as Assigned to RMS325 LLC, a Delaware limited liability company by Assignment of Lease dated March 1, 2024, recorded M 25, 2024 at Reception No. 2336176, as amended by Amended and Restated Short Form Lease Agreement dated April 9, 2024 by and between S Bar Ranches, Inc., successor in interest to J-S Farms, Inc. (Lessor) and RMS325 LLC, a Delaware limited liability company, recorded April 25, 2024 as Reception No. 2340567.

Legal Description:

Parcel 1:

All of Section 10, Township 22 South, Range 64 West of the 6th P.M., Pueblo County, Colorado, less and except the following:

The Southeast 1/4 of the Southeast 1/4, and the South 150 feet of said Section 10.

Parcel 2:

The North 1/2 of the Northwest 1/4, and the Northwest 1/4 of the Northeast 1/4, Section 15, Township 22 South, Range 64 West of the 6th P.M., Pueblo County, Colorado.

Parcel 3:

The East 1/2 of the Northeast 1/4 of the Northwest 1/4, and the Northeast 1/4 of Section 8, Township 22 South, Range 64 West of the 6th P.M., Pueblo County, Colorado, less and except the following:

The West 1/4 of the Southwest 1/4 of the Northeast 1/4 of Said Section 8.

Parcel 4:

All of Section 9, Township 22 South, Range 64 West of the 6th P.M., Pueblo County, Colorado, less and except the following:

The Westerly 1452.00 feet of the Southerly 1083.00 feet and the South 150.00 feet of said Section 9.

Parcel 5:

The N1/2 of Section 11, Township 22 South, Range 64 West of the 6th P.M., Pueblo County, Colorado.

Parcel 6:

All of Section 12, Township 22 South, Range 64 West of the 6th P.M., Pueblo County, Colorado, less and except the following:

The Southwest 1/4 of the Southwest 1/4, and the South and East 150 feet of said Section 12.

Parcel 7:

Access easement over a portion of the NE1/4 of Section 12, Township 22 South, Range 64 West of the 6th P.M., Pueblo County, Colorado.

2.	Lessor: S Bar Ranches, Inc., a Colorado company

Utility Easement:

Access and Utility Easement Agreement by and between S Bar Ranches, Inc. and RMS325 LLC, a Delaware limited liability company dated August 20, 2024, and recorded August 20, 2024, as Reception No. 2350449 in Public Records of Pueblo County, Colorado

SCHEDULE D-55

Legal Description:

A 20-FOOT WIDE PARCEL OF LAND LOCATED IN THE SOUTHWEST QUARTER OF SECTION 10, TOWNSHIP 22 SOUTH, RANGE 64 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF PUEBLO, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 10, BEING MONUMENTED BY A NO. 6 REBAR WITH A 3-1/4” DIAMETER ALUMINUM CAP, STAMPED “PLS 38534 - 2022”, FROM WHICH THE SOUTH QUARTER CORNER OF SAID SECTION 10, MONUMENTED BY A NO. 6 REBAR WITH A 3-1/4” DIAMETER ALUMINUM CAP, STAMPED “PLS 38534 - 2022”, IS ASSUMED TO BEAR NORTH 89°30’20” EAST, A DISTANCE OF 2629.26 WITH ALL BEARINGS HEREIN BEING RELATIVE THERETO.

THENCE NORTH 89°30’20” EAST, ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER, A DISTANCE OF 58.23 FEET TO THE POINT OF BEGINNING;

THENCE THE FOLLOWING FOUR (4) COURSES;

1. DEPARTING SAID SOUTH LINE, NORTH 00° 14’ 37” WEST, A DISTANCE OF 150.00 FEET;

2. NORTH 89° 30’ 20” EAST, A DISTANCE OF 20.00 FEET;

3. SOUTH 00° 14’ 37” EAST, A DISTANCE OF 150.00 FEET TO A POINT ON SAID SOUTH LINE;

4. THENCE SOUTH 89° 30’ 20” WEST, ALONG SAID SOUTH LINE, A DISTANCE OF 20.00 FEET TO THE POINT OF BEGINNING;

SAID PARCEL CONTAINING A CALCULATED AREA OF 3000 SQUARE FEET OR 0.069 ACRES, MORE OR LESS

Parcel 2:

A 20-FOOT WIDE PARCEL OF LAND LOCATED IN THE SOUTHWEST QUARTER OF SECTION 10, TOWNSHIP 22 SOUTH, RANGE 64 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF PUEBLO, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 10, BEING MONUMENTED BY A NO. 6 REBAR WITH A 3-1/4” DIAMETER ALUMINUM CAP, STAMPED “PLS 38534 -2022”, FROM WHICH THE SOUTHWEST CORNER OF SAID SECTION 10, BEING MONUMENTED BY A NO. 6 REBAR WITH A 3-1/4” DIAMETER ALUMINUM CAP, STAMPED “PLS 38534 - 2022”, IS ASSUMED TO BEAR SOUTH 89°30’20” WEST, A DISTANCE OF 2629.26 WITH ALL BEARINGS HEREIN BEING RELATIVE THERETO.

THENCE SOUTH 89°30’20” EAST, ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER, A DISTANCE OF 76.73 FEET TO THE POINT OF BEGINNING;

THENCE THE FOLLOWING FOUR (4) COURSES;

1. CONTINUING SOUTH 89° 30’ 20” WEST, ALONG SAID SOUTH LINE, A DISTANCE OF 20.00 FEET;

2. DEPARTING SAID SOUTH LINE, NORTH 00° 39’ 08” WEST, A DISTANCE OF 150.00 FEET;

3. NORTH 89° 30’ 20” WEST, A DISTANCE OF 20.00 FEET;

4. SOUTH 00° 39’ 08” EAST, A DISTANCE OF 150.00 FEET TO THE POINT OF BEGINNING;

SAID PARCEL CONTAINING A CALCULATED AREA OF 3000 SQUARE FEET OR 0.069 ACRES, MORE OR LESS, AND BEING SUBJECT TO ANY EXISTING EASEMENTS AND/OR RIGHTS OF

SCHEDULE D-56

WAY OF WHATSOEVER NATURE.

Parcel 3:

A 30-FOOT WIDE PARCEL OF LAND LOCATED IN THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 22 SOUTH, RANGE 64 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF PUEBLO, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 10, BEING MONUMENTED BY A NO. 6 REBAR WITH A 3-1/4” DIAMETER ALUMINUM CAP, STAMPED “PLS 38534 - 2022”, FROM WHICH THE Southwest CORNER OF SAID SECTION 10, BEING MONUMENTED BY A NO. 6 REBAR WITH A 3-1/4” DIAMETER ALUMINUM CAP, STAMPED “PLS 38534 - 2022”, IS ASSUMED TO BEAR SOUTH 89°30’20” WEST, A DISTANCE OF 2629.26 WITH ALL BEARINGS HEREIN BEING RELATIVE THERETO.

THENCE SOUTH 89°30’20” EAST, ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 548.59 FEET TO THE POINT OF BEGINNING;

THENCE THE FOLLOWING FOUR (4) COURSES;

1. DEPARTING SAID SOUTH LINE, NORTH 26° 59’ 13” EAST, A DISTANCE OF 169.08 FEET;

2., NORTH 89° 30’ 20” WEST, A DISTANCE OF 33.82 FEET;

3. SOUTH 26° 59’ 13”WEST, A DISTANCE OF 169.08 FEET TO A POINT ON SAID SOUTH LINE;

4. SOUTH 89° 30’ 20” WEST, ALONG SAID SOUTH LINE, A DISTANCE OF 33.82 FEET TO THE POINT OF BEGINNING;

SAID PARCEL CONTAINING A CALCULATED AREA OF 5072 SQUARE FEET OR 0.116 ACRES, MORE OR LESS, AND BEING SUBJECT TO ANY EXISTING EASEMENTS AND/OR RIGHTS OF WAY OF WHATSOEVER NATURE.

3.	Lessor: S Bar Ranches, Inc., a Colorado company

O&M Parcel Easement:

Operations and Maintenance Easement Agreement by and between S Bar Ranches, Inc., a Colorado corporation and RMS325 LLC, a Delaware limited liability company, dated August 27, 2024 and recorded August 30, 2024, as Reception No. 2351506 in Public Records of Pueblo County, Colorado

Legal Description:

A PARCEL OF LAND LOCATED IN THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 22 SOUTH, RANGE 64 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF PUEBLO, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 12, BEING MONUMENTED BY A NO. 6 REBAR WITH A 2-1/2 INCH DIAMETER ALUMINUM CAP STAMPED “PLS 25948 - 2001”, FROM WHICH THE SOUTHEAST CORNER OF SAID SECTION 12, BEING MONUMENTED BY A 2-1/2 INCH DIAMETER IRON PIPE WITH 2-1/2 INCH DIAMETER ALUMINUM CAP, STAMPED “PLS 16163 - 2001”, IS ASSUMED TO BEAR SOUTH 00°32’00” EAST, A DISTANCE OF 2657.35 FEET. WITH ALL BEARINGS HEREIN BEING RELATIVE THERETO.

THENCE SOUTH 85°35’55” WEST, A DISTANCE OF 531.38 FEET TO THE POINT OF BEGINNING;

THENCE THE FOLLOWING SIX (6) COURSES:

1. SOUTH 00° 00’ 00” EAST, A DISTANCE OF 322.27 FEET;

2. NORTH 90° 00’ 00” WEST, A DISTANCE OF 700.61 FEET;

SCHEDULE D-57

3. NORTH 36° 01’ 19” EAST, A DISTANCE OF 158.67 FEET;

4. NORTH 18° 38’ 15” EAST, A DISTANCE OF 131.25 FEET;

5. NORTH 03° 26’ 36” EAST, A DISTANCE OF 70.17 FEET;

6. SOUTH 89° 57’ 05” EAST, A DISTANCE OF 561.13 FEET TO THE POINT OF BEGINNING.

SAID PARCEL CONTAINING A CALCULATED AREA OF 196,160 SQUARE FEET OR 4.503 ACRES, MORE OR LESS,

4.	Lessor: S Bar Ranches, Inc., a Colorado company

Substation Parcel Easement:

Substation Easement Agreement by and between S Bar Ranches, Inc., a Delaware limited liability company and RMS325 LLC, a Delaware limited liability company, dated August 27, 20224 and recorded August 30, 2024, as Reception No. 2351507 in Public Records of Pueblo County, Colorado

Legal Description:

A PARCEL OF LAND LOCATED IN THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 22 SOUTH, RANGE 64 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF PUEBLO, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 8, BEING MONUMENTED BY A NO. 6 REBAR WITH A 3-1/4 INCH ALUMINUM CAP STAMPED “PLS 33200-2011”, FROM WHICH THE EAST QUARTER CORNER OF SAID SECTION 8, BEING MONUMENTED BY A NO. 6 REBAR WITH A 3-1/4 INCH DIAMETER ALUMINUM CAP, STAMPED “PLS 38534 - 2022”, IS ASSUMED TO BEAR SOUTH 01°12’24” EAST, A DISTANCE OF 2636.00 FEET. WITH ALL BEARINGS HEREIN BEING RELATIVE THERETO.

THENCE SOUTH 74°25’54” WEST, A DISTANCE OF 1449.33 FEET TO THE POINT OF BEGINNING;

THENCE THE FOLLOWING FOUR (4) COURSES:

1. S 00° 00’ 00” E, A DISTANCE OF 395.03 FEET;

2. N 90° 00’ 00” W, A DISTANCE OF 284.87 FEET;

3. N 00° 00’ 00” E, A DISTANCE OF 395.03 FEET;

4. N 90° 00’ 00” E, A DISTANCE OF 284.87 FEET TO THE POINT OF BEGINNING.

SAID PARCEL CONTAINING A CALCULATED AREA OF 112,534 SQUARE FEET OR 2.583 ACRES, MORE OR LESS.

SCHEDULE D-58